UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )

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Definitive Proxy Statement

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Soliciting Material Under § 240.14a-12

Hudson Pacific Properties, Inc.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

HUDSON PACIFIC PROPERTIES

94

2024 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

DEAR FELLOW STOCKHOLDER:
On behalf of the Board of Directors of Hudson Pacific Properties, Inc., I invite you to attend our Annual Meeting of Stockholders on Wednesday, May 15, 2024 at 9:00 a.m. (PDT). The meeting will be held at our headquarters, located at 11601 Wilshire Boulevard, Ninth Floor, Los Angeles, California 90025.
2023 continued to present challenges for the office sector amid an uncertain economic climate marked by higher interest rates and recession concerns. We also encountered an unprecedented dual studio union strike, which effectively shut down the entertainment industry for a significant portion of the year. Despite these headwinds, Hudson Pacific remained steadfast in our priorities through aggressive leasing, further strengthening our balance sheet, executing on in-process development opportunities, and maintaining a leadership position in sustainability, and more broadly, ESG.
We leased 1.7 million square feet and sold over $1 billion of assets, most notably One Westside and Westside Two to UCLA for $700 million. We also made significant progress on our three under-construction studio and office projects, one of which was delivered in the first quarter this year. We continue to achieve excellence in sustainability, being named Sector Leader for the Americas by GRESB for the third year in a row and winning Nareit’s Office Sector Leader in the Light award for the second year in a row.
We are encouraged by several favorable trends in our core industries and markets, including the rebound of tech leasing and slowing of tech layoffs, AI acceleration as a driver of growth, particularly in the Bay Area, and relatively strong venture funding levels. Office utilization continues to improve, as more and more companies realize being in the office fosters productivity and innovation essential for growth. We are also seeing a gradual re-acceleration of content production following the full resolution of the dual studio union strikes in December.
Hudson Pacific is committed to our strategy of optimizing our unique portfolio and platform and specifically focused on the following objectives for 2024:
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Aggressive leasing within our office and studio portfolios, as we continue to address our 2024 expirations and build our stage and production service utilization back to pre-strike levels;

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Executing on opportunistic dispositions;

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Successfully progressing our New York studio development, Sunset Pier 94; and

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Further deleveraging and fortifying our balance sheet to ensure strong financial flexibility.

I am confident as I look forward that our platform and portfolio are well positioned to create stockholder value over the long term. We thank you for your continued support of Hudson Pacific.
Sincerely yours, Victor J. Coleman Chief Executive Officer and Chairman of the Board of Directors

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
Please join us for the 2024 Annual Meeting of Stockholders of Hudson Pacific Properties, Inc., a Maryland corporation. The meeting will be held at 9:00 a.m. (PDT), on Wednesday, May 15, 2024 at 11601 Wilshire Boulevard, Ninth Floor, Los Angeles, California 90025.
At the 2024 Annual Meeting of Stockholders, our stockholders will consider and vote on the following matters:
1
The election of 10 directors, each to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies;

2
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3
The advisory approval of the Company’s executive compensation for the fiscal year ended December 31, 2023, as more fully disclosed in the accompanying Proxy Statement; and

4
Any other business properly introduced at the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You must own shares of Hudson Pacific Properties, Inc. common stock at the close of business on March 20, 2024, the record date for the 2024 Annual Meeting of Stockholders, or hold a proxy from such a record holder, to attend and vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. If you plan to attend, please bring a picture I.D. and, if your shares are held in “street name” (i.e., through a broker, bank or other nominee), a copy of a brokerage statement reflecting your stock ownership as of the close of business on March 20, 2024. If your shares are held in “street name,” you will also need a duly authorized proxy from your broker, bank or other nominee to vote your shares at the Annual Meeting. Regardless of whether you will attend, please authorize your proxy electronically through the Internet or by telephone, or by completing and mailing your proxy card so that your votes can be cast at the Annual Meeting in accordance with your instructions. For specific instructions on authorizing a proxy, please refer to your proxy card. Authorizing a proxy in any of these ways will not prevent you from voting at the 2024 Annual Meeting of Stockholders if you are a stockholder of record as of the record date for the Annual Meeting or if you hold a proxy from a record holder.
By Order of the Board of Directors, Kay L. Tidwell Executive Vice President, General Counsel, Chief Risk Officer and Secretary

This Proxy Statement and accompanying proxy card are available beginning March 28, 2024 in connection with the solicitation of proxies by the Board of Directors of Hudson Pacific Properties, Inc. for use at the 2024 Annual Meeting of Stockholders, which we may refer to alternatively as the “Annual Meeting.” We may refer to ourselves in this Proxy Statement alternatively as the “Company,” “we,” “us” or “our” and we may refer to our Board of Directors as the “Board.” A copy of our Annual Report to Stockholders for the 2023 fiscal year, including financial statements, is being sent simultaneously with this Proxy Statement to each stockholder.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting to be Held on May 15, 2024: The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2023 Annual Report are available at www.edocumentview.com/HPP. Pursuant to SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice to the beneficial owners. All stockholders will have the ability to access the proxy materials, including this Proxy Statement and our 2023 Annual Report, at www.edocumentview.com/HPP or to request to receive a printed copy of the proxy materials. Instructions on how to request a printed copy by mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice and at www.edocumentview.com/HPP. If a stockholder properly requests paper copies of this Proxy Statement, we intend to mail the Proxy Statement, together with a proxy card, to such stockholder within three business days of his or her request.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
PROXY SUMMARY
2023 BUSINESS AND PERFORMANCE HIGHLIGHTS
2023 proved to be a challenging year, as higher interest rates fueled recession fears and slowed the pace of office leasing across the country. A once-in-a-generation dual studio union strike effectively shut down the entertainment industry for a good portion of the year. Despite these headwinds, Hudson Pacific remained steadfast in our priorities to navigate these uncertain times through aggressive leasing, further strengthening our balance sheet, executing on our active development opportunities, and maintaining a leadership position in sustainability and, more broadly, ESG.
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Executed on 266 new and renewal leases totaling 1.7 million square feet

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Progressed Sunset Glenoaks, a seven-stage, 241,000-square-foot studio in Los Angeles and Washington 1000, a 546,000-square-foot office development in Seattle, the latter of which we delivered in the first quarter of 2024

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Entered into a joint venture (owned 49.9%/25.6%/24.5% Vornado/Hudson Pacific/Blackstone) to develop and operate Sunset Pier 94, Manhattan’s first purpose-built studio, set to deliver year-end 2025

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Completed $1.1 billion of asset sales (before prorations and closing costs)

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Fortified our balance sheet, including increasing our liquidity, improving our share of net debt to undepreciated book value to 36.5% and addressing our maturities until November 2025

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Maintained a quarterly dividend on our 4.750% Series C cumulative preferred stock of $0.296875 per share, equivalent to an annual rate of $1.18750 per share

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Earned several ESG-related recognitions, including being named a GRESB Office, Americas Sector Leader for a third consecutive year, and Nareit’s Leader in the Light: Office Award for a second consecutive year

For further details on our 2023 performance, see page 33.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
2023 COMPENSATION HIGHLIGHTS
The Compensation Committee of the Board (or Compensation Committee) believes that an executive compensation program that strongly links the compensation of our executive officers and the short- and long-term performance of the Company is a key driver of our financial success. The Compensation Committee designed our 2023 executive compensation program to emphasize the relationship between compensation earned and our financial, operational (including ESG factors), strategic and long-term total shareholder return, or TSR, performance.
PAY-PERFORMANCE ALIGNMENT
In light of the extraordinary circumstances confronting our business due to the historic and prolonged studio-related strikes and the continued headwinds for the office real estate market, several aspects of our 2023 executive compensation program were impacted:
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No Target Pay Increases. For the past two years, the Compensation Committee has approved no increases to pay opportunities for any of our NEOs.

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Limited LTI Payouts in 2023. Our 2021 Performance Unit program completed its three-year performance period on December 31, 2023 and earned 0% under the relative TSR component and payouts under the operational component were reduced by 40% based on our three-year absolute TSR performance.

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Voluntary Agreement to Reduce 2023 LTI Values by 25%. Due to the challenging market conditions, our NEOs voluntarily agreed to not receive their relative TSR-based Performance Units granted in 2023, which would have represented 50% of their target Performance Units under the original LTI design (and 25% of their 2023 annual long-term equity incentives inclusive of the time-based LTIP units). The NEOs’ decision to eliminate these awards from the original design was due to G&A sensitivity and dilution management.

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2023 Performance Unit Awards. In response to the voluntary elimination of the relative TSR-based Performance Units, the Committee added a relative TSR modifier to the 2023 operational-based Performance Units which may reduce payouts by up to 40% to keep management’s interests aligned with the experience of stockholders. In addition, the Committee added a debt metric to the 2023 operational-based Performance Units as a key metric for managing the difficult economic climate.

STRONG COMPENSATION GOVERNANCE
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Mandatory holding period of three years beyond the vesting date of time-based LTIP Units and two years beyond the vesting date of any Performance Units

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In October 2023, we adopted a new clawback policy that complies with the New York Stock Exchange listing standards adopted pursuant to Rule 10D-1 under the Exchange Act

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Stock ownership guidelines for executives and directors, with ownership requirement of 10x base salary for the CEO

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Double-trigger change-in-control provisions and no excise tax gross-ups

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Anti-hedging and anti-pledging policies that prohibit executives and directors from hedging and pledging our securities

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
CORPORATE GOVERNANCE HIGHLIGHTS
Our Board of Directors is committed to sound corporate governance and ensuring full compliance and accountability to stockholders in accordance with all laws and regulations. Dedication to these principles and the highest ethical standards are essential to both short- and long-term value creation and preservation. The Company adheres to the following best practices:
STOCKHOLDER RIGHTS
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No staggered board (annual election of all directors)

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Annual “Say-On-Pay” voting

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Majority voting in uncontested director elections

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Active stockholder engagement

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No stockholder rights plan

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Stockholder power to amend Bylaws

INDEPENDENT OVERSIGHT
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Majority (90%) of directors are independent

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Lead Independent Director, responsible for leading regularly scheduled executive sessions of independent directors

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All Audit, Compensation, Governance and Investment Committee members are independent

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Commitment to Board refreshment, with six new independent directors appointed since 2017

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Independent director tenure averages 8.2 years

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Active board oversight as it relates to corporate strategy and risk management

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Having an “Audit Committee Financial Expert”

POLICIES
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Clawback policy

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Anti-hedging policy

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Anti-pledging policy

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Executive and director stock ownership guidelines

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Commitment to Board diversity

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
CORPORATE RESPONSIBILITY
BETTER BLUEPRINTTM
Our ESG platform, Better BlueprintTM, brings to life our vision of vibrant, thriving urban spaces and places built for the long term. Its principles and objectives provide a common thread that authentically guides our work and relations with tenants, employees, investors and partners. Through this program, we aim to foster the growth of sustainable, healthy and equitable cities—vibrant cities, today and in the future.
Our success in the categories of sustainability and ESG is evidenced by prestigious accolades. In 2023, Hudson Pacific was named a GRESB Regional Sector Leader for the Office, Americas peer group for a third year in a row, won Nareit’s Leader in the Light Award for the office sector for a second year in a row, named one of Newsweek’s America’s Most Responsible Companies for a second year in a row, and included in Bloomberg’s Gender-Equality Index for the first time.
SUSTAINABLE
We are committed to leadership in sustainability—whether designing a new property, reimagining a dated building, or managing our existing portfolio. Addressing climate change is the number one focus of our sustainability program, and we have had 100% carbon neutral real estate operations since 2020. Our science-based target commits us to go further by reducing absolute Scope 1 and 2 greenhouse gas (“GHG”) emissions by 50% by 2030, from a 2018 baseline, excluding financial instruments like unbundled renewable energy credits and carbon offsets. We are on track to meet this target and are committed to reducing our Scope 3 GHG emissions by minimizing embodied carbon in our development and construction projects and transitioning our production services fleet to zero-emission vehicles. More about our bold sustainability goals can be found in Hudson Pacific’s Corporate Responsibility Report.
2023 SUSTAINABLE ACHIEVEMENTS

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100% carbon neutral operations across our entire real estate operating portfolio

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100% of our in-service office portfolio has recycling services and 82% has composting services

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92% of our in-service office portfolio is LEED certified and 75% is ENERGY STAR certified

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Better BlueprintTM Action Plans at all operating properties

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Sustainable Design Vision for all redevelopments and major repositionings

HEALTHY
We aim to set our properties apart by providing safe environments that promote wellness and resilience for our employees, customers and neighbors. Our health and safety program includes emergency response plans, fire life safety systems, MERV-13+ air filters, and regular safety training at all buildings. We are also deeply committed to advancing wellness and well-being, as we know that the quality of our indoor environment can have a huge impact on both our physical and mental health. We consistently deliver state-of-the-art buildings with functional outdoor space, fitness amenities, natural light, healthy food and other wellness-oriented features. We offer in-person and virtual wellness programming at most properties, and we have a goal to achieve Fitwel certification for at least 50% of our in-service office portfolio by 2030. More about our commitment to health and wellness can be found in Hudson Pacific’s Corporate Responsibility Report.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
2023 HEALTHY ACHIEVEMENTS

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All operating office and studio properties use MERV-13+ filters, among other COVID-safe procedures

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95% of our in-service office portfolio is served by bike storage, showers and/or lockers

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72% of our in-service office portfolio has on-site fitness amenities and/or a mobile app that promotes health and wellness through virtual fitness classes, mindfulness training, cooking sessions, and more

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43% of our in-service office portfolio is Fitwel certified

EQUITABLE
We seek to create and cultivate communities that champion diversity, equity and inclusion (DEI) and afford opportunity for everyone to succeed. We strive to promote an inclusive corporate culture and advance equity across recruiting, hiring and human capital development processes. We support key groups aiming to diversify the real estate and production service talent pipelines, and our supplier diversity program includes a commitment to increase the use of diverse and/or local contractors on-site at all redevelopments to 15% by 2025. We donate at least 1% of net earnings to charitable causes annually and have an active employee volunteering program to ensure we give back to our communities. More about the work we are doing to advance equity internally and in our communities can be found in Hudson Pacific’s Corporate Responsibility Report.
2023 EQUITABLE ACHIEVEMENTS

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100% of employees received training on key business topics such as healthy and safety and/or DEI

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Deepened collaboration with Ghetto Film School to help traditionally under-represented youth enter the production business

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Continuation of our commitment to invest $20 million in innovative homelessness and housing solutions

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Over $800,000 in charitable giving

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Over 2,400 hours of employee volunteering

REPRESENTATION AT THE COMPANY(1)
We embrace and value diversity in all its forms, whether gender, age, race, ethnicity, or cultural background, as we recognize that perspectives from a variety of backgrounds will strengthen performance and promote long-term stockholder value. We are proud that our employee base represents a broad cross-section of racial and ethnic backgrounds that reflects the diverse talent available in our markets. Like many organizations, our management (Director and above) and senior management (SVP and above) teams have lower rates of traditionally under-represented groups, but one of the goals of our internal DEI program is to continue our investments in leadership development, mentorship experience, succession planning and innovative recruitment and engagement initiatives aimed at ensuring our commitment to employee diversity and equitable representation extends to all levels of the organization.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
All Employees
MANAGEMENT (DIRECTOR & ABOVE)
Senior Management (SVP & Above)

(1)
Representation data based on employee population as of 12/31/23.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
LINKING EXECUTIVE PAY TO ESG PERFORMANCE
We strive to build sustainable, healthy and equitable communities through a combination of innovative real estate solutions, meaningful cross-sector partnerships, and exemplary ESG performance. Our commitment to ESG performance is illustrated by the inclusion of ESG metrics in our short-term incentive program, including:
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An objective assessment of performance on our ESG priorities through a balanced scorecard approach

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Alignment and recognition by key third parties as it relates to our ESG standards and related accomplishments

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Measurable progress towards our key long-term ESG goals including key targets related to our sustainability and social impact

For more information, see page 41.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
VOTING INFORMATION
MATTERS TO BE VOTED ON AT OUR 2023 ANNUAL MEETING
PROPOSAL	BOARD RECOMMENDATION	PAGE
Proposal No. 1: Election of Directors	FOR each nominee	10
Proposal No. 2: Ratification of Independent Registered Public Accounting Firm	FOR	18
Proposal No. 3: Advisory Approval of Executive Compensation (“Say-On-Pay Vote”)	FOR	19
VOTE REQUIRED TO APPROVE AN ITEM OF BUSINESS
To be elected as a director (Proposal No. 1), a nominee must receive the affirmative vote of a majority of all the votes cast “for” and “against” the election of such nominee in the election of directors.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal No. 2) and to adopt the resolution regarding the advisory approval of executive compensation (Proposal No. 3), the affirmative vote of a majority of the votes cast on the proposal is required.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
HOW TO VOTE

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
PROPOSAL NO. 1—ELECTION OF DIRECTORS
At the Annual Meeting, our stockholders will be entitled to elect 10 directors to serve until our next annual meeting of stockholders and until their respective successors are elected and qualify. The Board has nominated Victor J. Coleman, Theodore R. Antenucci, Ebs Burnough, Jonathan M. Glaser, Robert L. Harris II, Christy Haubegger, Mark D. Linehan, Michael Nash, Barry A. Sholem and Andrea Wong for election as directors. The Board seeks independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In nominating candidates, the Board considers a diversified membership in the broadest sense, including persons diverse in experience, gender and ethnicity. The Board does not discriminate on the basis of race, color, national origin, gender, religion, disability, or sexual preference. Our director nominees were nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee of the Board, or the Governance Committee. They were selected on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, ability to make independent and analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and ability to work collegially. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. All nominees are presently directors of Hudson Pacific Properties, Inc. and each of the nominees has consented, if elected as a director, to serve until his or her term expires and his or her successor is elected and qualifies.
Your proxy holder will cast your votes for each of the Board’s nominees, unless you instruct otherwise. If a nominee is unable or declines to serve as a director, your proxy holder will vote for any substitute nominee proposed by the Board.
The Board unanimously recommends that the stockholders vote “FOR” the 10 director nominees.
MEMBERS OF THE BOARD OF DIRECTORS
NAME	AGE	AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE COMMITTEE	INVESTMENT COMMITTEE	SUSTAINABILITY COMMITTEE
Victor J. Coleman*	62
Theodore R. Antenucci†	59
Ebs Burnough†	44
Jonathan M. Glaser†	61
Robert L. Harris II†	65		Chairperson
Christy Haubegger†	55					Chairperson
Mark D. Linehan†	61	Chairperson
Michael Nash†	63
Barry A. Sholem†	68
Andrea Wong†	57			Chairperson

*
Chief Executive Officer and Chairman of our Board

†
Independent within the meaning of applicable NYSE listing standards and SEC rules

   Committee member

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
PROFILE OF NOMINEES

Gender
80% Male
20% Female

Ethnicity
70% White
10% Black
10% Asian
10% Hispanic or Latino

Age
60% 60-69
30% 50-59
10% 40-49

Average Tenure of 8.2 Years

Sholem
Burnough
Nash
Haubegger
Wong
Harris
Antenucci
Coleman
Glaser
Linehan
0
3
6
9
12
15

90%
Independent

30%
Underrepresented Communities
Asian, Black, Latino & LGBTQ+

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
DIRECTOR NOMINEE SKILLS AND EXPERIENCE
	EXECUTIVE LEADERSHIP EXPERIENCE	PUBLIC BOARD EXPERIENCE	KEY INDUSTRY EXPERIENCE(1)	KEY MARKETS EXPERTISE(2)	FINANCIAL EXPERTISE(3)	CAPITAL MARKETS EXPERTISE	ADVANCED DEGREE PROFESSIONAL ACCREDITATION
Coleman	•	•	•	•		•	•
Antenucci	•	•	•	•		•
Burnough	•		•				•
Glaser	•	•			•	•	•
Harris	•	•	•	•	•	•
Haubegger	•	•	•				•
Linehan	•	•	•		•		•
Nash	•	•	•	•	•	•	•
Sholem	•	•	•	•	•	•	•
Wong	•	•	•	•			•

(1)
Media, Tech or Real Estate Industry Experience

(2)
Los Angeles, Silicon Valley, San Francisco, Seattle, New York, Vancouver or London/UK Market Experience

(3)
Finance or Accounting Expertise

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
DIRECTOR BIOGRAPHICAL INFORMATION
Victor J. Coleman Age: 62 Director Since: IPO
Mr. Coleman serves as Chief Executive Officer and Chairman of our Board, and has been a member of the Board since our IPO. Prior to the formation of our Company, Mr. Coleman founded and served as a managing partner of our predecessor, Hudson Capital, LLC, a private real estate investment company based in Los Angeles, California. Mr. Coleman is an active community leader, and is on the Founding Board of Directors for the Ziman Center for Real Estate (from 2004 to the present) at the UCLA Anderson School of Management, and also serves on the Boards of the Ronald Reagan UCLA Medical Center, the Fisher Center for Real Estate and Urban Economics, Los Angeles Sports & Entertainment Commission and the Los Angeles Chapter of the World Presidents’ Organization. In 2015, Mr. Coleman was awarded the City of Hope’s 2015 Spirit of Life Award presented by the Los Angeles Real Estate & Construction Industries Council, and the 2019 Real Star of Hollywood Award from the Friends of the Hollywood Central Park. Mr. Coleman’s experience as a director also includes service on the board of other publicly traded real estate investment trusts, or REITs, such as Douglas Emmett, Inc. (from 2006 to 2009) and Kite Realty (since 2012), where he currently serves as a member of its compensation committee. Mr. Coleman is also an investor in the Vegas Golden Knights, a National Hockey League team. He holds a Master of Business Administration degree from Golden Gate University and a Bachelor of Arts in History from the University of California, Berkeley. Mr. Coleman was recommended by the Governance Committee and selected by our Board to serve as a director based on his deep knowledge of our Company and his experience in the real estate investment industry and pursuant to the terms of his employment agreement. He is a member of our Sustainability Committee.

Theodore R. Antenucci Age: 59 Director Since: IPO
Mr. Antenucci has served as a member of our Board since our IPO. Since March 2011, Mr. Antenucci has served as President and Chief Executive Officer of Catellus Development Corporation, a leading national land developer. Until June 2011, Mr. Antenucci was also President and Chief Investment Officer of Prologis, as well as a member of its Executive Committee. Prologis is a global provider of distribution facilities with over $32 billion in real estate assets under management. He also served on the Board of Directors for Prologis European Properties, a public fund trading on the Euronext stock exchange in Amsterdam, from 2009 through June of 2011. Before joining Prologis in September 2005, Mr. Antenucci served as President of Catellus Commercial Development Corp., and was responsible for all development, construction and acquisition activities. Additionally, Mr. Antenucci has served on the board of trustees of the Children’s Hospital Colorado Foundation since December of 2010. Mr. Antenucci has also served on the board of directors of Iron Mountain, Inc., where he served on its audit committee. He earned a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara. Mr. Antenucci was recommended by the Governance Committee and selected by our Board to serve as a director based on his experience as an executive and board member of a REIT and his extensive real estate and development expertise in the Southern California market. He is a member of our Investment Committee and also serves as our Lead Independent Director.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Ebs Burnough Age: 44 Director Since: March 2022
Mr. Burnough was appointed to serve as a member of our Board in March 2022. He is currently the Managing Director of Hatch House Productions, a production company focusing on film, television and theatre, which he joined in January 2017. Additionally, he serves as the President and founder of Ebs Burnough Solutions International (EBSI) a firm dedicated to providing clients with an interdisciplinary approach to marketing, communications and event production, founded in 2013. Prior to founding EBSI, Mr. Burnough served as Director of Communications for AERIN, a global lifestyle brand founded by cosmetics entrepreneur Aerin Lauder and also served as Deputy White House Social Secretary, where he developed and executed hundreds of events on behalf of President and Mrs. Obama, including the G-20 Global Summit, numerous White House State Dinners, as well as producing “Broadway at the White House,” televised on PBS. He currently serves on the boards of Sundance Institute Board of Trustees, as its Chair, Mrs. Wordsmith and Steppenwolf Theater and as an advisory board member of The Actors Fund. Mr. Burnough received a Bachelor of Science in Communications from Northwestern University. Mr. Burnough was recommended by the Governance Committee and selected by our Board to serve as a director based on his government experience as well as his career in the media and entertainment industry. He is a member of our Compensation Committee.

Jonathan M. Glaser Age: 61 Director Since: IPO
Mr. Glaser has served as a member of our Board since our IPO. Mr. Glaser has been Managing Member of JMG Capital Management LLC since he founded the company in 1992. JMG Capital Management LLC is the General Partner of JMG Capital Partners, L.P., an investment limited partnership that has been a leader in various capital market strategies, private placements and additional financing strategies. Prior to founding JMG, Mr. Glaser was a member floor trader on both the American Stock Exchange and Pacific Stock Exchange. Mr. Glaser received a Juris Doctor degree from the Boalt Hall School of Law at the University of California, Berkeley, as well as a Bachelor of Arts degree from the University of California, Berkeley. Mr. Glaser was recommended by the Governance Committee and selected by our Board to serve as a director based on his capital markets expertise, as well as his extensive experience in portfolio management, financial oversight and directorship service. Mr. Glaser is a member of our Audit Committee.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Robert L. Harris II Age: 65 Director Since: December 2014
Mr. Harris has served as a member of our Board since November 2023 and from 2014 to March 2023. He most recently served as Chairman of Acacia Research Corporation, where he served as a director since 2000, as President from 2000 to 2012 and as Executive Chairman of the Board from 2012 to 2016. Mr. Harris previously served as President and a director of Entertainment Properties Trust, a publicly traded entertainment, recreation and specialty real estate company which Mr. Harris founded, from 1997 to 2000. From 1993 to 1997, he led the International Division and served as Senior Vice President of AMC Entertainment. Prior to that, Mr. Harris served as President of Carlton Browne and Company, Inc., a holding company and trust with assets in real estate, insurance and financial services. He has also served on the boards of the George L. Graziadio School of Business and Management at Pepperdine University, CombiMatrix Corporation, True Religion Brand Jeans, the USA Volleyball Foundation and Imperial Bancorp. Our Board has determined that Mr. Harris should serve as a director on our Board based on his experience with REITs and as a member of senior management at both publicly traded and privately held companies. Mr. Harris is a Chairman of our Compensation Committee and is a member of our Governance Committee.

Christy Haubegger Age: 55 Director Since: March 2019
Ms. Haubegger has served as a director since March 2019. She was formerly Executive Vice President, Communications and Chief Inclusion Officer at WarnerMedia, which was owned by AT&T Inc. Previously, she led multicultural business strategy for Creative Artists Agency, or CAA, providing insights on diverse markets to CAA’s motion picture, music, marketing and television clients. Prior to that, Ms. Haubegger worked in the publishing and motion picture industries, having founded and served as publisher, president and CEO at Latina magazine, and served as a producer on several motion pictures. She also previously served on the board of Latina Media Ventures from 2003 to 2018, and currently serves on the boards of the NASDAQ-listed company Liberty Trip Advisor Holdings and Management Leadership for Tomorrow, a non-profit organization that works to increase the number of minority business leaders. She received a Juris Doctor degree from Stanford University and a Bachelor of Arts degree from the University of Texas at Austin. Ms. Haubegger was recommended by the Governance Committee and selected by our Board to serve as a director based on her expertise in the entertainment industry and professional relationships. She serves as the Chairperson of our Sustainability Committee and is a member of our Compensation Committee.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Mark D. Linehan Age: 61 Director Since: IPO
Mr. Linehan has served as a member of our Board since our IPO. Mr. Linehan has served as President and Chief Executive Officer of Wynmark Company since he founded the company in 1993. Wynmark Company is a private real estate investment and development company with interests in properties in California, Nevada and Montana. Prior to founding Wynmark Company, Mr. Linehan was a Senior Vice President with the Trammell Crow Company in Los Angeles, California. Before that, Mr. Linehan was with Kenneth Leventhal & Co. (now Ernst & Young LLP), a Los Angeles-based public accounting firm. He currently serves on the board of Cannae Holdings, Inc. He previously served on the board of Condor Hospitality Trust, a publicly traded REIT. Mr. Linehan is actively involved with the community through his service as Chairman of Direct Relief and on the board of the National Cowboy and Western Heritage Museum, as well his previous board membership with the UC Santa Barbara Foundation and the Camino Real Park Foundation. Mr. Linehan received a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara and is a Certified Public Accountant. Mr. Linehan was recommended by the Governance Committee and selected by our Board to serve as a director based on his extensive experience in real estate investment and development as well as his expertise in accounting matters. Mr. Linehan is the Chairperson of our Audit Committee and is a member of our Investment Committee.

Michael Nash Age: 63 Director Since: January 1, 2024
Mr. Nash has served as a member of our Board since January 2024 and from 2015 to 2019. Mr. Nash was previously the Co-Founder and Chairman of Blackstone Real Estate Debt Strategies. He was also a member of the Real Estate Investment Committee for both Blackstone Real Estate Debt Strategies and Blackstone Real Estate Advisors, as well as Executive Chairman of Blackstone Mortgage Trust, a NYSE listed REIT. Prior to Blackstone, Mr. Nash led Merrill Lynch’s Real Estate Principal Investment Group—Americas. He is a member of our Audit and Investment Committees.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Barry A. Sholem Age: 68 Director Since: March 2023
Mr. Sholem was appointed to serve as a member of our Board in March 2023. He is the Founder and Partner of Real Estate for investment advisory firm MSD Partners, L.P. and currently serves as the Chairman and Senior Advisor of Real Estate for BDT & MSD Partners, a merchant bank. Prior to joining MSD Partners, L.P., Mr. Sholem was Chairman of DLJ Real Estate Capital Partners, a real estate fund that he co-founded and that invested in a broad range of real estate-related assets, and a Managing Director at Credit Suisse First Boston. Prior to that, Mr. Sholem was head of the west coast real estate group for Goldman Sachs. Mr. Sholem is a member of the Urban Land Institute, the Real Estate Roundtable and the University of California, Berkeley Real Estate Advisory Board. Mr. Sholem is also a board member for SITE Centers, where he serves on the Nominating and ESG Committee. Mr. Sholem received a Bachelor of Arts in Economics and Political Science from Brown University and an MBA from Northwestern University’s J.L. Kellogg Graduate School of Management. Mr. Sholem was recommended by the Governance Committee and selected by our Board to serve as a director based on his expertise as an executive and leader in the commercial real estate business and investment strategy. Mr. Sholem is a member of our Governance and Sustainability Committees.

Andrea Wong Age: 57 Director Since: August 2017
Ms. Wong has served as a member of our Board since August 2017. Ms. Wong also serves on the boards of Liberty Media Corporation, Qurate Retail Group and Roblox Corporation. Ms. Wong was most recently President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment based in London. She oversaw Sony Pictures Television’s 18 overseas production companies, creating nearly 1,300 hours of entertainment around the world each year. Among her many achievements in this role, Ms. Wong brought The Crown to Sony, winner of the Golden Globes for Best Drama Television Series and numerous other accolades. As President, International for Sony Pictures Entertainment, Ms. Wong guided the company on matters impacting international production and championed the studio’s interests abroad. Previously, Ms. Wong served as President and CEO of Lifetime Networks where she oversaw the operations of Lifetime Television, Lifetime Movie Network, Lifetime Real Women, and Lifetime Digital, including programming, marketing, advertising sales, affiliate sales, public affairs, business and legal affairs, strategic planning, operations and research. Prior to that, Ms. Wong was Executive Vice President, Alternative Programming, Specials and Late Night at ABC where she developed shows such as The Bachelor, the U.S. version of Dancing with the Stars and the Emmy-award winning Extreme Makeover: Home Edition. Ms. Wong graduated from MIT with a degree in electrical engineering and received a MBA from Stanford University. She is a Henry Crown Fellow at the Aspen Institute and a member of the Committee of 100. Ms. Wong was recommended by the Governance Committee and selected by our Board to serve as a director based on her experience in the media and entertainment industry. Ms. Wong is the Chairperson of our Governance Committee.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. During 2023, Ernst & Young LLP served as our independent registered public accounting firm and reported on our consolidated financial statements for that year.
We expect that representatives of Ernst & Young LLP will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, the appointment of Ernst & Young LLP is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If Ernst & Young LLP’s selection is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of another independent registered accounting firm. The Audit Committee may terminate Ernst & Young LLP’s engagement as our independent registered public accounting firm without the approval of our stockholders whenever the Audit Committee deems termination appropriate.
The Board unanimously recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
PROPOSAL NO. 3—ADVISORY APPROVAL OF EXECUTIVE COMPENSATION (“SAY-ON-PAY VOTE”)
BACKGROUND
As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement. Our Board has decided that we will hold an annual advisory vote to approve the compensation of our NEOs, or Say-on-Pay Proposal, in light of the fact that a substantial majority of the votes cast at our annual stockholders’ meeting held in May 2023 were voted in favor of holding an annual advisory vote.
We have always believed that our executive compensation program emphasizes pay-for-performance and aligns our executives’ interests with those of our stockholders. A significant portion of our executives’ cash compensation is variable, at risk and tied to the short-term success of the Company. In addition, our long-term equity award program has been and continues to be a substantial component of our executive compensation program, and annual time- vesting and multi-year performance awards motivate our executives to lead the Company to achieve long-term financial goals that are expected to result in increased stockholder value.
We believe that our executive compensation program is designed to enable us to attract, motivate and retain executive talent who are critical to our success. In addition, our executive compensation program is intended to link significant components of our program to the achievement of corporate and individual performance objectives in order to focus our executives’ efforts on building stockholder value, thereby aligning their interests with those of our stockholders.
We encourage our stockholders to review the “Compensation Discussion & Analysis” section as well as tabular and other disclosures in this Proxy Statement for more information.
RECOMMENDATION
As an advisory approval, this proposal is not binding upon us or our Board. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our NEOs. Accordingly, the following resolution will be submitted for stockholder approval at the 2024 Annual Meeting of Stockholders:
“RESOLVED, that the stockholders of Hudson Pacific Properties, Inc. approve, on an advisory basis, the 2023 compensation of Hudson Pacific Properties, Inc.’s Named Executive Officers as described in the Compensation Discussion & Analysis and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Hudson Pacific Properties, Inc.’s Proxy Statement for the 2024 Annual Meeting of Stockholders.”
The Board unanimously recommends that you vote “FOR” the advisory approval of the compensation of our NEOs for the fiscal year ended December 31, 2023, as more fully disclosed in this Proxy Statement.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
CORPORATE GOVERNANCE
BOARD LEADERSHIP AND STRUCTURE
Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Board understands that no single approach to board leadership is universally accepted and that the appropriate leadership structure may differ depending on the size, industry, operations, history and culture of a company.
Our Board currently believes that our existing leadership structure—under which our Chief Executive Officer serves as Chairman of the Board and the Lead Independent Director assumes specific responsibilities on behalf of the independent directors—is effective, provides the appropriate balance of authority between those who oversee the Company and those who manage it on a day-to-day basis, and achieves the optimal governance model for us and for our stockholders. Mr. Coleman’s knowledge of the issues, opportunities and risks facing us, our business and our industry renders him best positioned among our directors to fulfill the Chairman’s responsibility to develop agendas that focus the time and attention of our Board on the most critical matters. Effective March 2, 2023, the independent members of our Board selected Mr. Antenucci to serve as Lead Independent Director, whose specific responsibilities include presiding over portions of regularly scheduled meetings at which only our independent directors are present, serving as a liaison between the Chairman and the independent directors, and performing such additional duties as our Board may otherwise determine and delegate.
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•
Our Board is not staggered, with each of our directors subject to election annually;

•
Of the ten persons who currently serve on our Board, our Board has determined that 9, or 90%, of our directors satisfy the independence standards of the NYSE Listed Company Manual and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act;

•
At least one of our directors qualifies as an “Audit Committee Financial Expert” under applicable SEC rules and all committee members are independent under applicable NYSE and SEC rules for committee membership;

•
Our Bylaws provide that our directors are elected by a majority voting standard in uncontested elections of directors;

•
Our stockholders have the power to amend our Bylaws without the concurrence of our Board;

•
We have opted out of the control share acquisition statute in the Maryland General Corporation Law, or the MGCL, and have exempted from the business combination provisions of the MGCL any business combination that is first approved by our Board, including a majority of our disinterested directors;

•
We do not have a stockholder rights plan;

•
We prohibit executives and directors from pledging or hedging our securities; and

•
We maintain stock ownership guidelines pursuant to which our NEOs are required to hold a number of shares of our common stock having a market value equal to or greater than a multiple of each executive’s base salary; currently all of our NEOs have met their ownership guidelines.

Our Governance Committee regularly reviews our corporate governance posture in light of evolving trends in governance and stockholder rights, and makes recommendations to our Board.
Our directors stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from three of its standing committees, the Audit Committee, the Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken and overseeing the management of the Company’s financial risks and information technology risks, including cybersecurity and data privacy risks. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS
Our non-management directors meet without management present each time the full Board convenes for a regularly scheduled meeting. If the Board convenes for a special meeting, the non-management directors will meet in executive session if circumstances warrant. Mr. Antenucci, our Lead Independent Director, presides over executive sessions of the Board.
BOARD MEETINGS AND ATTENDANCE
The Board held four regularly scheduled and special meetings and acted by unanimous consent on six occasions during 2023 to review significant developments, engage in strategic planning and act on matters requiring Board approval. All of our incumbent directors attended or participated in 75 percent of the Board meetings, and the meetings of committees on which he or she served, during the period that he or she served in 2023. Ms. Brodkin did not attend two Governance Committee meetings and resigned from the Board as of November 8, 2023.
While the Board understands that there may be situations that prevent a director from attending an annual meeting of stockholders, the Board strongly encourages all directors to make attendance at all annual meetings of stockholders a priority. All of our directors attended our 2023 annual meeting of stockholders.
BOARD COMMITTEES
Our Board has established five standing committees: an Audit Committee, a Compensation Committee, a Governance Committee, an Investment Committee and a Sustainability Committee. The principal functions of each committee are briefly described below. We comply with the listing requirements of the NYSE, as amended or modified from time to time, and applicable SEC rules with respect to each of these committees. Each of the Audit, Compensation, Governance and Investment committees consists exclusively of independent directors. Our Board may from time to time establish other committees to facilitate the management of our Company.
The Audit Committee, Compensation Committee and Governance Committee charters are available on the Corporate Governance page of the Investors section on our Website at www.HudsonPacificProperties.com.
AUDIT COMMITTEE
Our Audit Committee consists of three of our independent directors. We have determined that the Chairperson of our Audit Committee qualifies as an “Audit Committee Financial Expert” as that term is defined by the applicable SEC rules and NYSE corporate governance listing standards. Our Board has determined that each of the Audit Committee members is “financially literate” as that term is defined by the NYSE corporate governance listing standards. The Audit Committee charter details the principal functions of the Audit Committee, including oversight related to:
•
Our accounting and financial reporting processes;

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
The integrity of our consolidated financial statements and financial reporting process;

•
Our systems of disclosure controls and procedures and internal control over financial reporting;

•
Our compliance with financial, legal and regulatory requirements;

•
The evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•
The performance of our internal audit function; and

•
Our overall risk profile, risk assessment and risk management, including overseeing the management of the Company’s financial risks and information technology risks, including cybersecurity and data privacy risks.

The Audit Committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual Proxy Statement. Mr. Linehan is Chairperson, as well as our Audit Committee Financial Expert, and Messrs. Glaser and Nash are members of the Audit Committee. Mr. Nash was appointed to the Audit Committee on January 1, 2024 to succeed Mr. Antenucci. During 2023, the Audit Committee met a total of four times.
Audit Committee Financial Experts
Our Board has determined that Mr. Linehan qualifies as an “Audit Committee Financial Expert,” as this term has been defined by the SEC in Item 407(d)(5)(ii) of Regulation S-K. Messrs. Linehan, Nash and Glaser were each determined by our Board to be “financially literate” in accordance with SEC rules, including based on their prior experience: Mr. Nash has a Bachelor of Science degree in Accounting and Finance and a master’s degree in Finance, and Mr. Glaser has extensive experience in financial oversight.
Our Board determined that Mr. Linehan qualifies as an “Audit Committee Financial Expert” as a result of the following relevant experience, which forms of experience are not listed in any order of importance and were not assigned any relative weights or values by our Board in making such determination:
•
Mr. Linehan received a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara;

•
Mr. Linehan is a Certified Public Accountant;

•
Mr. Linehan was previously employed by Kenneth Leventhal & Co. (now Ernst & Young LLP), a Los Angeles-based public accounting firm; and

•
Mr. Linehan has served as President and Chief Executive Officer of Wynmark Company since he founded the company in 1993.

COMPENSATION COMMITTEE
The Compensation Committee consists of three of our independent directors. The Compensation Committee charter details the principal functions of the Compensation Committee, including:
•
Reviewing and approving, or recommending that the board of directors approve, the compensation of our Chief Executive Officer;

•
Reviewing and approving the compensation of all of our other executive officers;

•
Reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans;

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
Reviewing and discussing annually with management our “Compensation Discussion and Analysis”, preparing the annual compensation committee report;

•
Reviewing and making recommendations to Board regarding non-employee director compensation; and

•
Administering our clawback policy; and

•
Overseeing executive officer succession planning, and human capital management and talent development.

The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee has delegated authority to our Chief Executive Officer to grant to certain employees’ equity awards under the Company’s Amended and Restated 2010 Incentive Award Plan, as may be amended from time to time, or the 2010 Plan. Mr. Harris is Chairperson and Ms. Haubegger and Mr. Burnough are members of the Compensation Committee. Mr. Harris was appointed to the Compensation Committee on November 8, 2023, to succeed Mr. Fried. During 2023, the Compensation Committee met four times, and acted by unanimous consent on six occasions.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Governance Committee consists of three of our independent directors. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Governance Committee, including:
•
Identifying and recommending to the full Board qualified candidates for election as directors to fill vacancies on the Board and recommending nominees for election as directors at the annual meeting of stockholders;

•
Developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•
Reviewing and making recommendations on matters involving the general operation of the Board, including Board size and composition, and committee composition and structure;

•
Recommending to the Board nominees for each committee of the Board;

•
Annually facilitating the assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

•
Overseeing the Board’s evaluation of the performance of management.

Ms. Wong is Chairperson and Mr. Sholem and Mr. Harris are members of the Governance Committee. Mr. Harris joined the Governance Committee on November 8, 2023 to succeed Ms. Brodkin following her resignation from the Board. During 2023, our Governance Committee held six meetings.
INVESTMENT COMMITTEE
Our Investment Committee consists of three of our independent directors. The Investment Committee is tasked with reviewing and recommending acquisition strategies to the full Board and approving the acquisition of certain assets with a purchase price above $150,000,000 and up to the dollar thresholds set by the Board. The Investment Committee may also review and make recommendations to the full Board on acquisition and investment transactions that exceed the Investment Committee’s approval authority. Messrs. Antenucci, Nash, and Linehan are members of the Investment Committee. Mr. Nash was appointed to the Investment Committee on January 1, 2024 to succeed Mr. Fried. During 2023, our Investment Committee held one meeting.
SUSTAINABILITY COMMITTEE
Our Sustainability Committee is responsible for providing oversight and strategic direction for our corporate responsibility program and advises our SVP, Innovation, Sustainability and Social Impact on key initiatives and goals. Ms. Haubegger is Chairperson and Messrs. Coleman and Sholem are members of the Sustainability Committee. Mr. Sholem was appointed to the Sustainability Committee on November 8, 2023 to succeed Ms. Brodkin following her resignation from the Board.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
During 2023, our Sustainability Committee held two meetings.
AMENDMENTS TO OUR CHARTER
Amendments to our charter generally require the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter. The affirmative vote of holders of shares entitled to cast at least two-thirds of votes entitled to be cast on a matter is required only to amend the provisions of our charter specifying the vote required to remove a director or to amend this voting requirement.
STOCKHOLDERS’ POWER TO AMEND BYLAWS
Our Bylaws permit our stockholders to amend our Bylaws, without the concurrence of the Board, other than the provisions requiring indemnification of our directors and officers and the provisions governing amendments to the Bylaws, by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company, pursuant to a binding proposal submitted by a stockholder that satisfies the ownership and other eligibility requirements of Rule 14a-8 under the Exchange Act, for the periods and as of the dates specified therein, upon notice given in accordance with the Company’s Bylaws.
DIRECTOR COMPENSATION
Our Board has approved a compensation program for our non-employee directors, or the Director Compensation Program, which governed our 2023 non-employee director compensation. This program is intended to appropriately compensate our directors for the time and effort necessary to serve on the Board.
2023 DIRECTOR COMPENSATION PROGRAM
The 2023 Director Compensation Program consists of the components listed below:
Annual Cash Retainer(1)	$70,000
Additional Cash Retainers(1):
Lead Independent Director	$35,000
Chair of the Audit Committee	$25,000
Chair of the Compensation Committee	$15,000
Chair of the Governance Committee	$12,500
Chair of the Sustainability Committee	$7,500
Member of the Audit Committee	$12,500
Member of the Compensation Committee	$7,500
Member of the Governance Committee	$7,500
Member of the Sustainability Committee	$5,000
Annual equity award value(2)	$120,000

(1)
Paid in quarterly installments in arrears.

(2)
Valued on the date of grant and vests in three equal installments.

In 2023, non-employee directors were permitted to elect to receive up to 100% of their annual and/or committee cash retainers in a combination of cash and/or in the form of fully vested shares or fully vested LTIP Units payable on a current or deferred basis. We also reimburse each of our non-employee directors for travel expenses incurred in connection with attendance at full Board and committee meetings.
In accordance with our 2010 Plan, the maximum aggregate value of cash compensation and equity-based awards granted to any non-employee director during any calendar year is $500,000.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Ownership Guidelines
We have stock ownership guidelines for our non-employee directors, which require them to hold a number of shares of Company stock having a market value equal to or greater than four times their annual cash retainer. Non- employee directors who are newly subject to the guidelines have until four years from the commencement of his or her election to the Board or from the date on which such director is deemed independent to comply with the guidelines. All of our directors are in compliance with these guidelines.
2023 NON-EMPLOYEE DIRECTOR COMPENSATION
The following table provides additional detail regarding the 2023 compensation of our non-employee directors:
NAME(1)	FEE PAID IN CASH ($)(2)	STOCK AWARDS ($)(3)	TOTAL ($)
Theodore R. Antenucci(4)	—	231,664(4)	231,664
Karen Brodkin(5)	82,500	120,000	202,500
Ebs Burnough	77,500	120,000	197,500
Richard B. Fried(6)	42,500	—	42,500
Jonathan M. Glaser	82,500	120,000	202,500
Robert L. Harris II(7)	50,625	62,245	112,870
Mark D. Linehan	95,000	120,000	215,000
Christy Haubegger	85,000	120,000	205,000
Andrea Wong	82,500	120,000	202,500
Barry A. Sholem(8)	42,625	143,932	186,557

(1)
Mr. Coleman, our CEO, is not included in this table as he was an employee of the Company in 2023 and did not receive compensation for his services as a director. All compensation paid to Mr. Coleman for the services he provided to us in 2023 is reflected in the Summary Compensation Table.

(2)
Reflects cash retainer fees actually paid in 2023.

(3)
With the exception of Mr. Fried, each non-employee director serving on our Board on May 25, 2023, the date of our 2023 Annual Meeting of Stockholders, received a grant of RSUs valued at $120,000 on the grant date, with the number of shares determined by dividing $120,000 by the closing price of our common stock on the grant date. Upon Mr. Harris rejoining the Board in November 2023, he received a grant of 12,523 RSUs, representing a prorated portion of the annual RSU award granted to our non-employee directors on the date of our 2023 Annual Meeting of Stockholders. Each RSU award will vest, and the restrictions thereon will lapse, in three equal annual installments on each of the first three anniversaries of May 25, 2023, subject to continued service on our Board through the applicable vesting dates. Amounts reflect the full grant-date fair value of RSU awards granted with respect to services performed in 2023 computed in accordance with ASC Topic 718, Compensation—Stock Compensation, or ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSU awards made to directors in Notes 2 and 13 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 16, 2024. As of December 31, 2023, Messrs. Antenucci, Glaser, and Linehan, and Mses. Haubegger and Wong each held 32,193 RSUs, Mr. Burnough held 31,319 RSUs, Mr. Harris held 12,523 RSUs, and Mr. Sholem held 29,146 RSUs. Mr. Antenucci elected to receive 100% of his annual and committee cash retainers in fully vested LTIP Units having an equal value (as of the grant date) to the amount otherwise payable in cash.

(4)
Mr. Antenucci elected to receive 100% of his annual and committee cash retainers in fully vested LTIP Units having an equal value (as of the grant date) to the amount otherwise payable in cash.

(5)
Ms. Brodkin resigned from our Board on November 8, 2023. Concurrent with Ms. Brodkin’s resignation, our Board voted to appoint Mr. Harris as her successor.

(6)
Mr. Fried resigned from our Board on December 31, 2023. Concurrent with Mr. Fried’s resignation, our Board voted to appoint Mr. Nash as his successor.

In March 2023, Mr. Fried voluntarily elected to forego his annual director compensation. Since then, he has not received any compensation for his service on our Board. Amount represents cash retainer fees paid to Mr. Fried for services through March 2023.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(7)
Mr. Harris resigned from our Board on March 13, 2023 and rejoined the Board on November 8, 2023 upon Ms. Brodkin’s resignation.

(8)
Mr. Sholem was appointed to our Board on March 13, 2023.

NOMINATION PROCESS FOR DIRECTOR CANDIDATES
The Governance Committee is, among other things, responsible for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. The Governance Committee is governed by a written charter, a copy of which is published on the Corporate Governance page of the Investors section of our Website at www.HudsonPacificProperties.com.
The Governance Committee regularly reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy, or it is determined that a director possessing particular experiences, skills, or characteristics would make the Board more effective, the Governance Committee initiates a search. As a part of the search process, the Governance Committee may consult with other directors and members of senior management, and may hire a search firm to assist in identifying and evaluating potential candidates.
When considering a candidate, the Governance Committee reviews the candidate’s experiences, skills and characteristics and perspectives including a diversity of viewpoint, background experience or other demographics. The Governance Committee also considers whether a potential candidate would otherwise qualify for membership on the Board, and whether the potential candidate would likely satisfy the independence requirements of the NYSE as described below.
Pursuant to our employment agreement with Mr. Coleman discussed below under “Compensation Discussion and Analysis—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2023 Table—Employment Agreements,” we are required to nominate Mr. Coleman for election as a director during his employment term. Candidates are selected on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent, analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. Other factors include having members with various and relevant career experience and technical skills, and having a Board that is, as a whole, diverse. Where appropriate, we will conduct a criminal and background check on the candidate. In addition, at least a majority of the Board must be independent as determined by the Board under the guidelines of the NYSE listing standards, and at least one member of the Board should have the qualifications and skills necessary to be considered an “Audit Committee Financial Expert” under Section 407 of the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley Act, as defined by the rules of the SEC.
All potential candidates are interviewed by our Chief Executive Officer and Chairman of the Board and our Governance Committee Chairperson, and, to the extent practicable, the other members of the Governance Committee, and may be interviewed by other directors and members of senior management as desired and as schedules permit. In addition, the General Counsel conducts a review of the director questionnaire submitted by the candidate and, as appropriate, a background and reference check is conducted. The Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, or add an additional member, or recommends a slate of candidates to the Board for nomination for election as directors. The selection process for candidates is intended to be flexible, and the Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.
Stockholders may recommend candidates to our Board. Any recommendation should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a Proxy Statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. All recommendations for nomination received by the Corporate Secretary will be presented to the Governance Committee for its consideration. See “Communications with the Board” on page 27 for more information.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
CONSIDERATION OF BOARD DIVERSITY
The Company is committed to diversity and recognizes the benefits of having a diverse Board of Directors. We view increasing diversity at the Board level as essential to maintaining our competitive advantage and supporting the attainment of our strategic objectives. Not only does diversity promote the inclusion of different perspectives and ideas, and ensure that the Company has the opportunity to benefit from all available talent, but having a diverse Board also makes prudent business sense and makes for better corporate governance. We believe that a truly diverse Board will include and make good use of differences in the skills, regional and industry experience, background, race, gender, cultural and other distinctions between directors. These differences are considered in determining the optimum composition of our Board. All Board appointments are based on merit, in the context of the skills, experience, independence and knowledge which the Board as a whole requires to be effective. The Company’s Nominating and Corporate Governance Committee regularly reviews and assesses Board composition on behalf of the Board and recommends the appointment of new directors.
In early 2016, the Nominating and Corporate Governance Committee resolved to strengthen its commitment to diversity by seeking to identify qualified female candidates for appointment. Since then, three independent female directors were added to our Board (two of which remain on the Board), well in advance of state law requirements regarding female representation. In addition, the Company is striving to achieve other types of diversity, namely of underrepresented communities; we currently have three directors who fall into this category, positioning Hudson Pacific ahead of most of its peers in diversity on boards.
The Company will continue to ensure that its commitment to diversity is effectively implemented by annually reviewing and assessing the size, composition and operation of the Board, annually considering the recommendation of candidates for appointment or nomination to the Board based upon an assessment of the independence, skills, qualifications and experience of potential candidates and, when required, engaging qualified external advisors to assist the Board of Directors in conducting a search for candidates who meet the Board’s skills and diversity criteria. The Board will routinely assess whether the Board is composed of appropriately qualified members with a broad range of expertise relevant to the Company’s business.
COMMUNICATIONS WITH THE BOARD
The Board welcomes communications from stockholders. Stockholders and other interested parties may write to the entire Board or any of its members at Hudson Pacific Properties, Inc., c/o Kay L. Tidwell, Executive Vice President, General Counsel, Chief Risk Officer and Secretary, 11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025. Stockholders and other interested parties also may e-mail the Chairperson, the entire Board or any of its members c/o kay@hudsonppi.com. The Board may not be able to respond to all stockholder inquiries directly. Therefore, the Board has developed a process to assist it with managing inquiries.
The General Counsel will perform a legal review in the normal discharge of her duties to ensure that communications forwarded to the Chairperson, the Board or any of its members preserve the integrity of the process. While the Board oversees management, it does not participate in day-to-day management functions or business operations, and is not normally in the best position to respond to inquiries with respect to those matters. For example, items that are unrelated to the responsibilities of the Board such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, résumés and other forms of job inquiries, surveys, business solicitations or advertisements will not be forwarded to the Chairperson or any other director. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded to the Chairperson or any other director and will not be retained.
Any communication that is relevant to the conduct of our business and is not forwarded will be retained for one year and made available to the Chairperson and any other independent director on request. The independent directors grant the General Counsel discretion to decide what correspondence will be shared with our management and specifically instruct that any personal employee complaints be forwarded to our Human Resources Department. If a response on behalf of the Board is appropriate, management gathers any information and documentation necessary for answering the inquiry and provide the information and documentation as well as a proposed response to the appropriate directors. We also may attempt to communicate with the stockholder or interested party for any necessary

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
clarification. Our General Counsel (or her designee) reviews and approves responses on behalf of the Board in consultation with the applicable director, as appropriate.
Certain circumstances may require that the Board depart from the procedures described above, such as the receipt of threatening letters or e-mails or voluminous inquiries with respect to the same subject matter. Nevertheless, the Board considers stockholder questions and comments important, and endeavors to respond promptly and appropriately.
CODE OF BUSINESS CONDUCT AND ETHICS
Our Board established a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•
Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
Compliance with applicable governmental laws, rules and regulations;

•
Prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code of Business Conduct and Ethics; and

•
Accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors must be approved by a majority of our independent directors, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.
The Audit Committee, Compensation Committee and Governance Committee charters, along with the Code of Business Conduct and Ethics and Corporate Governance Guidelines, are available on the Corporate Governance page of the Investors section of our Website at www.HudsonPacificProperties.com. In addition, these documents also are available in print to any stockholder who requests a copy from our Investor Relations Department at Hudson Pacific Properties, Inc., 11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025, or by email at IR@hudsonppi.com. In accordance with the Corporate Governance Guidelines, the Board and each of the Compensation Committee, Audit Committee and Governance Committee conduct an annual performance self- assessment with the purpose of increasing effectiveness of the Board and its committees. The Company’s Website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s Website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
AUDIT AND NON-AUDIT FEES
AUDIT COMMITTEE PRE-APPROVAL POLICY
The Audit Committee’s policy is to pre-approve all significant audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
Ernst & Young LLP’s fees for the fiscal years ended December 31, 2023 and December 31, 2022 were as follows (in thousands):
	FISCAL YEAR ENDED DECEMBER 31,
	2023 ($)	2022(1) ($)
Audit Fees	1,637	2,167
Audit-related Fees	195	887
Tax Fees	1,780	1,516
All Other Fees	—	—
Total Fees	3,612	4,570

(1)
2022 fees include certain out-of-scope fees that were agreed upon following the filing of the 2023 proxy, and therefore were not included in last year’s proxy.

A description of the types of services provided in each category is as follows:
Audit Fees—Includes fees for professional services provided in connection with the audit of the Company’s annual financial statements, review of the quarterly financial statements included in the Company’s quarterly reports on Form 10-Q and other professional services in connection with the Company’s registration statements, securities offerings and audits of financial statements of subsidiaries.
Audit-Related Fees—Includes fees for professional services provided in connection with assurance services on sustainability disclosures and due diligence for acquisitions.
Tax Fees—Includes recurring tax compliance (returns, E&P, etc.) and consultation on various items including cost segregation and transfer pricing.
All of the services performed by Ernst & Young LLP for the Company during 2023 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
AUDIT COMMITTEE REPORT
The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
Although the Audit Committee of the Board of Directors (the “Audit Committee”) oversees our financial reporting process on behalf of the Board of Directors (the “Board”) of Hudson Pacific Properties, Inc., a Maryland corporation, consistent with the Audit Committee’s written charter, management has the primary responsibility for preparation of our consolidated financial statements in accordance with generally accepted accounting principles and the reporting process, including disclosure controls and procedures and the system of internal control over financial reporting. Our independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management.
The Audit Committee has reviewed and discussed with management and our independent registered public accounting firm, Ernst & Young LLP, our December 31, 2023 audited financial statements. Prior to the commencement of the audit, the Audit Committee discussed with our management and independent registered public accounting firm the overall scope and plans for the audit. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.
In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed under Auditing Standard 1301 (previously Auditing Standard No. 16), “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm its independence from us and considered the compatibility of non-audit services with its independence.
Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Mark D. Linehan
Michael Nash
Jonathan M. Glaser

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
EXECUTIVE OFFICERS
Hudson Pacific Properties, Inc.’s executive officers are as follows:
NAME	AGE	POSITION
Victor J. Coleman	62	Chief Executive Officer and Chairman of the Board
Mark T. Lammas	57	President and Treasurer
Harout Diramerian	49	Chief Financial Officer
Arthur X. Suazo	59	Executive Vice President, Leasing
Steven Jaffe	62	Executive Vice President, Business Affairs
Kay L. Tidwell	46	Executive Vice President, General Counsel, Chief Risk Officer and Secretary
The following section sets forth certain background information regarding the executive officers of Hudson Pacific Properties, Inc., excluding Victor J. Coleman, who is described on page 13 under “Proposal No. 1—Election of Directors”:
Mark T. Lammas serves as the Company’s President and Treasurer, and has previously served as our Chief Operating Officer and Chief Financial Officer. Prior to the formation of our Company, Mr. Lammas was a consultant to our predecessor, Hudson Capital, LLC, from September 2009. Before that time, Mr. Lammas was a Senior Vice President (from 1998 to 2005), then Executive Vice President (from 2006 to 2009) of Maguire Properties, Inc. where he principally oversaw finance and other transactional matters, since first joining that company as its General Counsel in 1998, then assuming other senior executive responsibilities after Maguire Properties went public on the NYSE in 2003. During his tenure, Mr. Lammas directed that company’s major capital market transactions, including corporate and asset financings and common and preferred equity offerings, acted as its principal liaison with institutional partners, and was responsible for compliance with corporate financial covenants and the accuracy of all financial reports and public disclosures. Prior to joining Maguire Properties in 1998, Mr. Lammas was an attorney with Cox, Castle & Nicholson LLP, where he specialized in representing developers, institutional investors and pension funds in their acquisition, development, financing, investing, and entity structuring and restructuring activities. Mr. Lammas is a graduate of the Boalt Hall School of Law (University of California, Berkeley). He obtained his Bachelor of Arts degree from the University of California, Berkeley in Political Economies of Industrial Societies, graduating magna cum laude and Phi Beta Kappa.
Harout Diramerian joined our Company in July of 2010 and serves as our Chief Financial Officer. He previously served as Chief Accounting Officer. Prior to joining us, Mr. Diramerian was Vice President of Finance and Analysis at Thomas Properties Group, Inc., or TPG, where he was responsible for corporate level earnings and cash flow projections, net asset valuations, and corporate finance forecasting and analysis. Mr. Diramerian was instrumentally involved in all equity offerings at TPG, including its initial public offering, secondary offering, private placements and an at-the-market equity offering. When he started at TPG in 2003, his primary focus was managing the joint venture relationships and leading the related financial reporting efforts. In addition, Mr. Diramerian was also involved with leading the budgeting and forecasting processes as well as tracking and analyzing property performance. Prior to joining TPG, Mr. Diramerian spent a total of eight years in real estate practice groups, first at Nanas, Stern, Biers, Neinstein and Co. LLP, then at Arthur Andersen LLP, and lastly at KPMG LLP, where he was a manager. Mr. Diramerian is a graduate of the University of California, Santa Barbara, and holds a Bachelor of Arts degree in Business Economics with an emphasis in accounting.
Arthur X. Suazo, joined our Company in July of 2010 and serves as our Executive Vice President, Leasing. Prior to his current role, Mr. Suazo served as Director of Brokerage Services for Cushman & Wakefield from 2008 and served as Senior Portfolio Leasing Manager for Arden Realty from 1997 to 2006. He formerly served on the board of directors for CareAmerica Federal Credit Union as well as the Collegiate Search Youth Foundation. Mr. Suazo earned his Bachelor of Arts in Business and Healthcare Management from California State University, Northridge.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Steven Jaffe joined our Company in August of 2015 and serves as our Executive Vice President, Business Affairs. He previously served as our Chief Risk Officer. Prior to joining us, he served as Chief Investment Officer and Principal of BH Properties, a private real estate investment company, where he focused on acquisitions, dispositions and the marketing of the company. During his tenure at BH Properties, he also served as Executive Vice President and General Counsel. Prior to joining BH Properties, he served as General Counsel at the real estate investment trust Alexander Haagen Properties/Center Trust. Previously, he worked at the law firms of Russ August and Kabat and Pircher, Nichols and Meeks LLP. Mr. Jaffe earned his Bachelor of Arts in English from the University of California, Berkeley and his Juris Doctor from the University of California College of the Law, San Francisco.
Kay L. Tidwell joined our Company in 2010 and serves as Executive Vice President, General Counsel and Chief Risk Officer. She is responsible for the Company’s corporate legal function, overseeing corporate governance matters, SEC and NYSE compliance, insurance and litigation, as well as managing outside counsel. Prior to joining us, Ms. Tidwell was an attorney with the global law firm of Latham & Watkins LLP, where she began her legal career in the Los Angeles office, advising on a wide variety of corporate and securities matters, including our IPO. She also worked as the U.S. associate in the German offices of Latham & Watkins, and has worked in the legal department of Deutsche Bank in Germany and served as a U.S. legal advisor to the German Federal Ministry of Justice as a Robert Bosch Foundation Fellow. She is a member of the Women’s Leadership Council in Los Angeles and has served as the Chairperson of the Nareit Corporate Governance Council. Ms. Tidwell serves on the board of RF Industries, Ltd (NASDAQ: RFIL), a national manufacturer and marketer of interconnect products and systems, and is a member of its compensation committee and chair of its nominating and corporate governance committee. She also serves on the board of Elemental Music, a non-profit providing after school music ensembles for elementary, middle and high school students. Ms. Tidwell received a Bachelor of Arts degree in English, magna cum laude, from Yale College and a Juris Doctor degree from Yale Law School.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the principles underlying the material components of our executive compensation program for our executive officers who are named in the “Summary Compensation Table” below and the factors relevant to an analysis of the compensatory policies and decisions. Our NEOs and their positions during 2023 were:
•
Victor J. Coleman, Chief Executive Officer and Chairman of the Board;

•
Mark T. Lammas, President and Treasurer;

•
Harout Diramerian, Chief Financial Officer;

•
Arthur X. Suazo, Executive Vice President, Leasing;

•
Steven Jaffe, Executive Vice President, Business Affairs; and

•
Kay L. Tidwell, Executive Vice President, General Counsel, Chief Risk Officer and Secretary.

EXECUTIVE SUMMARY
2023 presented a challenging operating environment for our studio properties due to the studio-related union strikes. In May, the Writers Guild of America (WGA) elected to strike, derailing the production cycle for hundreds of domestically produced film and television shows. This strike was further expanded for the first time since the 1960s to include the Screen Actors Guild—American Federation of Television and Radio Artists (SAG-AFTRA). The WGA and SAG-AFTRA strikes ended when the unions ratified their agreements with the Alliance of Motion Picture and Television Producers (AMPTP) in October and December respectively.
We worked diligently to position the Company optimally as we continued to navigate an unprecedented confluence of an unfavorable macroeconomic environment, the lingering impacts of remote work, and the historic and prolonged studio-related union strike. Our management team focused on the controllable aspects of our business this year, which included effectively managing our office properties and expense and debt management.
Our executive compensation program is designed to directly motivate and reward management for delivering market-leading operating and financial results that lead to long-term value creation for our stockholders. We continue to focus on employing a best-in-class executive compensation program that maintains a strong link between our NEOs’ compensation and the Company’s performance. In 2023, we remained committed to a pay-for-performance structure that incorporates rigorous financial and operational goals while also being sensitive to the impact of the studio-related strikes on our financial results and stockholder returns.
BUSINESS AND PERFORMANCE
Key financial and operating performance highlights for the year ended December 31, 2023 include:
•
Executed on 266 new and renewal leases totaling 1.7 million square feet

•
Progressed Sunset Glenoaks, a seven-stage, 241,000-square-foot studio in Los Angeles and Washington 1000, a 546,000-square-foot office development in Seattle, the latter of which we delivered in the first quarter of 2024

•
Entered into a joint venture (owned 49.9%/25.6%/24.5% Vornado/Hudson Pacific/Blackstone) to develop and operate Sunset Pier 94, Manhattan’s first purpose-built studio, set to deliver year-end 2025

•
Completed $1.1 billion of asset sales (before prorations and closing costs)

•
Sold Skyway Landing, a 246,997-square-foot office property in Redwood Shores, California for $102.0 million

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
Sold 3401 Exposition, a 63,376-square-foot office property in West Los Angeles, California, for $40.0 million

•
Sold 604 Arizona, a 44,260-square-foot office property in Santa Monica, California, for $32.5 million

•
Sold Cloud10, a 5.3-acre land parcel in North San Jose, California, for $43.5 million

•
Sold 100% of two tranches and 49% of a third tranche of debt associated with the Hollywood Media Portfolio, generating gross proceeds of $145.8 million

•
Sold One Westside and Westside Two, a 686,725-square-foot office redevelopment in West Los Angeles, California (owned 75/25% Hudson Pacific/Macerich) for $700.0 million

•
Fortified our balance sheet, including increasing our liquidity, improving our share of net debt to undepreciated book value to 36.5% and addressing our maturities until November 2025 by:

•
Applying net proceeds from the aforementioned asset sales to repay both secured and unsecured debt

•
Refinancing Bentall Centre owned in partnership with Blackstone with a $482.2 million mortgage loan, extending its maturity until July 2027 (including extension options)

•
Amending our credit facility to favorably adjust certain definitions and covenant calculations with lender commitments reduced by $100.0 million to $900.0 million

•
Ending the year with $808.4 million of total liquidity comprised of $100.4 million of unrestricted cash and cash equivalents and $708.0 million of undrawn capacity under the unsecured revolving credit facility (excludes construction loan availability)

•
Maintained a quarterly dividend on our 4.750% Series C cumulative preferred stock of $0.296875 per share, equivalent to an annual rate of $1.18750 per share

•
Issued 2022 Corporate Responsibility Report in May 2023, detailing our accomplishments and recognitions throughout the year:

•
Named a GRESB Office, Americas Sector Leader for a third consecutive year, and earned Green Star and 5-Star ratings for a fifth consecutive year

•
Awarded Nareit’s Leader in the Light: Office Award for a second consecutive year

•
Named an ENERGY STAR Partner of the Year for a fifth consecutive year

•
Named one of Newsweek’s America’s Most Responsible Companies for a second consecutive year

•
Recognized by S&P Global’s Sustainability Yearbook for a second consecutive year

•
Included in the Bloomberg Gender-Equality Index

2023 EXECUTIVE COMPENSATION HIGHLIGHTS
In light of the extraordinary circumstances confronting our business due to the historic and prolonged studio-related strikes and the continued headwinds for the office real estate market, several aspects of our 2023 executive compensation program were impacted:
•
2023 Cash Bonus Goals. The continued uncertainties in the Company’s studio business arising from the unpredictability of the WGA and SAG-AFTRA strikes rendered it impracticable for the Company to establish credible financial goals for the full business. For that reason, the Committee decided to not incorporate a funds from operations (FFO) metric in our 2023 bonus program. The Committee instead used relative office same-store cash net operating income (NOI) growth and relative office same-store occupied percentage, which are cash bonus financial goals based on the controllable financial results of our office business that encompass the majority of our portfolio. The Committee also included ESG goals and continued to base 80% of the payout on pre-established corporate performance goals.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
Voluntary Agreement to Reduce 2023 LTI Values by 25%. Due to the challenging market conditions, our NEOs voluntarily agreed to not receive relative TSR-based Performance Units granted in 2023, which would have represented 50% of their target Performance Units under the original LTI design (and 25% of their overall 2023 annual long-term equity incentives inclusive of the time-based LTIP Units). The NEOs’ decision to eliminate these awards from the original design was due to G&A sensitivity and dilution management.

•
2023 Performance Unit Awards. In response to the voluntary elimination of the relative TSR-based Performance Units, the Committee added a relative TSR modifier to the 2023 operational-based Performance Units, which may reduce payouts by up to 40%, to keep management’s interests aligned with the experience of stockholders. In addition, the Committee also added a debt metric to the 2023 operational-based Performance Units as a key metric for managing the difficult economic climate.

Executive Pay and Financial-TSR Alignment
Consistent with intended plan design, our TSR performance has a meaningful and direct impact on the compensation earned by our NEOs. Our relative TSR and financial performance has a meaningful effect on payouts under our Performance Unit program. To the extent that we do not achieve strong relative returns, payouts are materially impacted. Additionally, performance-based and time-based equity awards granted to our NEOs have a two- to three-year, respectively, mandatory post-vest holding period, thereby further aligning our executives to the same stock price fluctuations as our stockholders over a long-term horizon. 2023 alignment between compensation and our financial and TSR performance is highlighted below:
•
No Payout Earned Under the 2021 Relative TSR Performance Units. Our 2021 Performance Unit program completed its three-year performance period on December 31, 2023 and earned 0% under the relative TSR component.

•
40% Reduction to the 2021 Operational Performance Units. Potential payouts under the operational component were reduced by 40% based on our three-year absolute TSR performance.

•
50% Voluntary Reduction to 2023 Performance Units. Our NEOs voluntarily agreed to not receive relative TSR-based Performance Units, which represented 50% of their target Performance Unit value under the original LTI design (and 25% of their overall 2023 annual long-term equity incentives inclusive of their time-based LTIP Units). This resulted in an automatic decrease of 2023 target compensation equal to $2,000,000 for our CEO and $250,000 to $875,000 for our other NEOs.

•
No Target Pay Increases. For the past two years, the Compensation Committee has approved no increases to pay opportunities for any of our NEOs. The increase in the NEO’s 2023 total compensation as reported in the Summary Compensation Table, as compared to 2022 is solely a result of a change in the timing of our annual time-based LTIP Unit awards from year-end to January of the following year. As disclosed in last year’s proxy, the 2022 annual LTIP Unit awards were granted in January 2023 (rather than December 2022) and so in accordance with SEC rules were reportable as 2023 compensation and no time-based LTIP Units were reportable in 2022.

Direct Impact of TSR on CEO Compensation
As noted above, our 2021 Performance Unit program completed its three-year performance period on December 31, 2023. It earned 0% under the relative TSR component and potential payouts under the operational component were reduced by 40%. The following illustrates the earned value of our CEO’s 2021 Performance Unit Award as of December 31, 2023, of which only 21% of the reported grant date value was actually earned at the conclusion of the three-year period (consistent with our pay-for-performance philosophy).
2021 Performance Unit Award
January 1, 2021—December 31, 2023

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(1)
Based on 61% earned target Performance Units based on the closing price of the Company’s common stock as of December 29, 2023 (the last trading day of the year) of $9.31. Earned units are subject to an additional two-year post vest holding period.

(2)
Reflects the grant date fair value of our CEO’s 2021 Performance Unit Award as reported in our 2022 Proxy Statement .

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program utilizes a competitive pay-for-performance structure that is designed to:
•
Attract and retain high-caliber executive officers;

•
Reward the accomplishment of short-term financial and operational performance objectives and ensure that executive compensation is significantly tied to long-term stockholder returns; and

•
Motivate strong performance results on both an absolute and relative basis.

Our Compensation Committee continues to proactively monitor and review our compensation program in an effort to ensure that it reflects best practices and ties significant components of pay to performance. Over the years, the Compensation Committee has considered (i) relevant market pay practice at other office REITs, (ii) current best practice in plan design, and (iii) retention and succession planning.
Accordingly, we have implemented a pay-for-performance compensation structure that includes the following key elements:
Key Compensation Practices
The following highlights several key principles of our executive compensation program. We believe these practices reflect strong governance and serve the interests of our stockholders.
•
Majority of executive compensation is at-risk, performance-based and tied to the achievement of financial and operational goals and stock price performance

•
Appropriate balance between short-term and long-term incentive measures

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
Formulaic cash bonus program based on a majority of objective corporate factors

•
Performance awards include both rigorous TSR and operational performance goals

•
Mandatory post-vest holding period of 3 years for our time-based equity awards and 2 years for any earned Performance Unit awards

•
Transparency with our stockholders on our compensation program, decisions and practices

•
Anti-hedging and anti-pledging policies

•
Clawback policy that applies to our executive officers and requires our recoupment of erroneously-paid compensation in the event of a financial restatement

•
Significant share ownership requirements, including 10x base salary for the CEO and 3x base salary for other NEOs

•
Engagement of an independent compensation consultant to advise the Compensation Committee on executive compensation matters

PAY MIX
The Compensation Committee is guided by the following principles in determining an appropriate compensation mix:
•
Fixed cash compensation should represent the smallest component of executive officer compensation;

•
The majority of executive officer compensation should be variable and heavily dependent upon the achievement of rigorous and objective performance requirements; and

•
The majority of executive officer compensation should be in the form of equity-based incentives that provide direct alignment with our stockholders.

Although the Compensation Committee does not target any particular peer group percentile when determining an appropriate compensation mix, the overall compensation structure should provide competitive compensation opportunities that will result in overall compensation at the higher-end of the peer range and that is attractive relative to compensation available at successful competitors if our performance exceeds expectations. Conversely, if the Company’s performance is below expectations and peer levels, it will result in overall compensation that is at the low end of the peer range and is less than those amounts paid at more successful competitors.
For 2023 performance, the intended total target direct compensation opportunity was allocated as follows (prior to the impact of voluntarily agreeing to not receive 50% of the 2023 Performance Units):
Following the NEOs voluntarily agreeing to not receive relative TSR Performance Units, the weighting of the performance LTIP units for the CEO and NEOs was reduced. The actual total direct compensation opportunity resulted in 23% (CEO) and 16% (Other NEOs) being in the form of performance LTIP Units and does not reflect our pay-for-performance philosophy, which is better represented by the above graphs.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
2023 SAY-ON-PAY VOTE
We provide our stockholders with the opportunity to vote annually on the advisory approval of the compensation of our NEOs (a “say-on-pay proposal”). At our 2023 annual meeting, approximately 97% of votes cast were voted in favor of our say-on-pay proposal, which we believe affirms our stockholders’ support of our approach to our executive compensation program. Our say-on-pay vote is currently held on an annual basis, consistent with the preference expressed by a majority of our stockholders.
The Compensation Committee will continue to consider the outcome of our say-on-pay proposals when making future compensation decisions for our NEOs.
EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES
Objectives of Our Compensation Program
Our executive compensation philosophy is designed to accomplish the following objectives:
•
To attract, retain and motivate a high-quality executive management team capable of creating long-term stockholder value;

•
To provide compensation opportunities that are competitive with the prevailing market, are rooted in a pay-for-performance philosophy, and create a strong alignment of management and stockholder interests; and

•
To achieve an appropriate balance between risk and reward in our compensation programs that does not incentivize unnecessary or excessive risk-taking.

In order to achieve these objectives, we provide a comprehensive and market-based compensation program to the executive officers that includes both fixed and variable amounts, the components of which are described in more detail under “Elements of Executive Officer Compensation” on page 40.
How We Determine Executive Compensation
COMPENSATION COMMITTEE	COMPENSATION CONSULTANT	HPP MANAGEMENT
Exercises independent discretion with respect to executive compensation matters	Advises the Committee on competitive benchmarking for pay levels, best practices in plan design, and governance trends	CEO provides input on individual performance for other NEOs and results against key non-financial business goals
Administers our equity incentive programs, including reviewing and approving equity grants to our NEOs	Assists with peer group selection and analysis	Provides additional information as requested by the Committee
Reviews and approves individual targets and actual compensation for the most senior executives	Reviews and advises on recommendations, plan design and measures
ROLE OF THE COMPENSATION COMMITTEE
The Compensation Committee determines compensation for our NEOs and consists of three independent directors. The purpose and responsibilities of the Compensation Committee include the following:
•
Review and approve corporate goals and objectives relevant to the compensation of the officers of the Company and the CEO, as well as evaluate the CEO’s performance and determine and approve the CEO’s compensation level based on this evaluation;

•
Review any market-based compensation data provided by its compensation consultant, as described in greater detail below;

•
Make recommendations to the Board with respect to the compensation of non-employee directors;

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
Work with its compensation consultant to implement compensation policies aligned with our executive compensation objectives; and

•
Continue to consider additional factors that may be appropriate for inclusion in our long-term compensation philosophy.

The Compensation Committee operates under a written charter adopted by our Board, a copy of which is available on our Website at www.HudsonPacificProperties.com. Information contained on our Website is not incorporated by reference into this Proxy Statement, and you should not consider information contained on our Website to be part of this Proxy Statement.
ENGAGEMENT OF COMPENSATION CONSULTANT
The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, in its discretion, to assist with the establishment and review of our compensation programs and related policies. In 2023, the Compensation Committee engaged FPC to provide market-based compensation data and to advise on industry trends and best practices.
Other than advising the Compensation Committee as described above, FPC did not provide any services to the Company in 2023. Furthermore, our management team neither made the decision, nor recommended that the Compensation Committee decide, to engage FPC. The Compensation Committee has sole authority to hire, fire and set the terms of engagement with FPC. The Compensation Committee has considered the independence of FPC, and each other adviser and outside legal counsel that provide advice to the Compensation Committee, consistent with the requirements of NYSE, and has determined that FPC and such other advisers are independent. Further, pursuant to SEC rules, the Compensation Committee conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining FPC. The Compensation Committee intends to reassess the independence of its advisers at least annually.
ROLE OF MANAGEMENT AND THE CHIEF EXECUTIVE OFFICER
The CEO provides the Compensation Committee with input on individual performance of all of his direct reports. The other NEOs do not play a role in determining their own compensation, other than discussing their performance with our CEO and assisting in the identification of appropriate cash bonus goals. During 2023, the Compensation Committee held meetings both independently and with the participation of our CEO. The Compensation Committee’s compensation consultant also participated in select meetings, at the committee’s request.
How We Use Peer Group Data
Each year, the Company reviews the peer group to determine the appropriateness of each peer company, as well as the peer group in totality. In assessing our peer group, FPC prepared for the Compensation Committee a peer group using the following selection criteria:
•
Office sector REITs that invest in Class “A” space in high barrier-to-entry markets;

•
Select diversified REITs that own a large office portfolio; and

•
Peer companies that generally range in size from approximately 0.5x to 2.5x of our implied equity market capitalization and total enterprise value while also being sensitive to peer group continuity and market fluctuations.

In 2023, our peer group (the “Executive Compensation Peer Group”) had a median enterprise value(1) of $5.9B and implied equity market capitalization(1) of $2.8B, compared to Hudson Pacific Properties at $7.0B and $1.3B, respectively, and included the following companies:

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(1)
All financial data in $ millions per S&P Global Market Intelligence as of December 31, 2023.

(2)
Howard Hughes Holdings, Inc. (HHC) was removed from the peer group based on the Compensation Committee’s assessment that (i) HHC was the largest peer in term of implied equity market capitalization, and (ii) while HHC owns and develops office properties, they are primarily engaged in mixed-use developments and master planned communities in regions that HPP does not currently operate in.

The Compensation Committee uses the peer group data as one tool in assessing and determining pay for our NEOs. Peer group data is intended to provide the Compensation Committee with insight into the overall market pay levels, market trends, best governance practices and industry performance. The compensation analysis for the peer group provided an overview of typical compensation components (e.g., base salaries, annual bonuses and long-term equity incentives), as well as the range of compensation levels by position, in each case, generally found within the relevant peer group. The peer group compensation analysis prepared by FPC was used by the Compensation Committee for informational purposes only and to assess the competitiveness of each NEO’s overall compensation.
ELEMENTS OF EXECUTIVE OFFICER COMPENSATION
We design the principal components of our executive compensation program to achieve one or more of the principles and objectives described above. We view each component of our executive compensation program as related but distinct, and we regularly reassess the total compensation of our executive officers to ensure that our overall compensation objectives are met. Compensation of our NEOs consists of the following elements:
•
Base salary;

•
Annual performance-based cash bonuses;

•
Time-vesting equity incentive compensation grants and multi-year equity-based performance equity award programs;

•
Certain severance and change in control benefits; and

•
Retirement, health and welfare benefits and certain limited perquisites and other personal benefits.

Our compensation programs are designed to be flexible and complementary, and to collectively serve all of the executive compensation principles and objectives. In addition, the compensation levels of our NEOs reflect to a significant degree the varying roles and responsibilities of such executives.
The following is a discussion of the primary elements of 2023 compensation for each of our NEOs.
Base Salaries
Base salaries are approved and periodically reviewed by the Compensation Committee. We believe that these salary levels provide appropriate levels of fixed income based on the background, qualifications and skill set of each executive.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
•
No formulaic base salary increases are provided to our NEOs; however, the Compensation Committee may adjust base salaries in connection with its periodic review.

•
While the Company does not target any particular peer group percentile for salaries (or any other compensation element), the Compensation Committee does factor peer group salaries into the overall decision-making process and determined these levels were appropriate in the context of each individual’s role, responsibility and performance.

•
In December 2022, the Compensation Committee reviewed base salaries for the NEOs based on competitive market data, internal equity factors, individual performance, and individual roles and responsibilities. Based on this competitive review, the Compensation Committee determined to not increase base salaries for 2023. The following table sets forth the 2023 base salaries for each of our NEOs:

EXECUTIVE	2023 BASE SALARY ($)
Victor J. Coleman	1,000,000
Mark T. Lammas	762,000
Harout Diramerian	473,000
Arthur X. Suazo	578,000
Steven Jaffe	525,000
Kay L. Tidwell	525,000
Cash Bonuses
During 2023, our NEOs were eligible for annual cash bonus payments based in part upon:
•
Achieving objective financial performance goals during the year, and

•
The Compensation Committee’s review of other key corporate performance factors and each NEO’s individual performance.

2023 Cash Bonus Opportunities
Each executive’s annual cash bonus amount is based upon threshold, target and maximum percentages of base salary and were set at a level that would provide NEOs with total cash compensation dependent on Company and individual performance.
For 2023, the Compensation Committee reviewed our NEOs’ bonus opportunities and determined that it was appropriate to recalibrate the payouts at threshold and maximum to better align with the market and provide a consistent threshold payout equal to 60% of target and a maximum opportunity equal to 150% of target for each NEO. Target bonus opportunities for Messrs. Coleman, Lammas and Diramerian remained unchanged from 2022 levels.
The threshold, target and maximum percentages of base salary for 2023 were as follows:
EXECUTIVE	THRESHOLD	TARGET	MAXIMUM
Victor J. Coleman	105%	175%	262.5%
Mark T. Lammas	78%	130%	195.0%
Harout Diramerian	69%	115%	172.5%
Arthur X. Suazo	69%	115%	172.5%
Steven Jaffe	69%	115%	172.5%
Kay L. Tidwell	69%	115%	172.5%

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
2023 Cash Bonus Scorecard
For 2023, we used a formulaic cash bonus program that is based primarily on the achievement of several objective Company performance criteria that incentivize management to focus on financial goals that are aligned with our annual operating budget and strategic goals for the year. The Compensation Committee’s goal setting process is multi-faceted. Each year, metrics and goals are established based on a thorough review of historical goals, industry expectations and internal priorities and budgeting. Target levels are intended to be both challenging and achievable while maximum levels are intended to represent stretch goals, which, if achieved, will result in performance at the top of our sector.
The following highlights the 2023 key considerations and changes:
•
As a result of the material and uncertain impact of the studio-related strikes on our studio operations, the Committee decided to not incorporate the FFO goal used in 2022 in our 2023 bonus program and instead the metrics used to assess financial performance included the financial performance of our office portfolio unimpacted by the strikes;

•
Continued to allocate 80% to pre-established corporate performance goals and 20% to other key performance factors assessed by the Compensation Committee (including the management of our studio business);

•
Used relative metrics for the same store NOI and occupancy financial measures to ensure that the goals are challenging in light of the continued disruption to the office real estate market and that above target payouts shall only be earned if we outperform our peers; and

•
Increased the rigor of the ESG goal by requiring the achievement of 15 ESG priorities to earn maximum payouts (vs. 13 in 2022).

The 2023 cash bonus program included the following measures:
METRIC AND RATIONALE FOR INCLUSION	WEIGHTING	THRESHOLD	TARGET	MAXIMUM	ACTUAL(1)
Relative Same-Store Cash NOI(2) Growth Encourages focus on internal and relative growth as compared to the Executive Compensation Peer Group average.	40%	-100 bps	Peer Group Average	+100 bps	+147 bps
Relative Office Same-Store Occupied Percentage Measures our ability to attract and retain tenants compared to our Executive Compensation Peer Group	20%	-150 bps	Peer Group Average	+150 bps	-300 bps
Accomplishment of ESG Priorities Encourages focus and progress toward measurable annual ESG goals and promotes transparency on our ESG strategy and objectives	20%	11 of 16	13 of 16	15 of 16	14 See Below
Other Key Corporate Performance Factors and Individual Performance Rewards management for the achievement of additional strategic initiatives, including (i) Pre- development and development activities, (ii) Studio segment results, (iii) Balance sheet and liquidity management, and (iv) other relevant factors (including individual performance) as deemed appropriate	20%	Compensation Committee’s Assessment			110%

(1)
Actual results for Relative Same-Store Cash NOI Growth and Relative Office Same-Store Occupied Percentage are inclusive of One Westside, which was sold on December 27, 2023.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(2)
Refer to Appendix A for our definition of net operating income and a reconciliation from net income to same-store cash net operating income.

The following reflects the accomplishment of 2023 ESG Priorities, which represents 20% of the cash bonus program, the possible points that can be earned under each goal, and the actual points earned for 2023. The achievement of 11 points results in a threshold payout, 13 points results in a target payout and 15+ points results in a maximum payout, with linear interpolation for in-between performance as follows:

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
ESG PRIORITIES	POSSIBLE POINTS	ACTUAL POINTS	YE 2023 STATUS
Publication of Annual Corporate Responsibility (CR) Report	Up to 3 Points	3 Points	Comments
Report aligns with established ESG reporting framework (e.g., GRI, SASB, TCFD) • Alignment with two or more (1 point) • Alignment with three or more (2 points)	2	2	CR report published in June 2023 was aligned with GRI, SASB and TCFD
Key data in the report is reviewed and/or assured by an independent third-party	1	1	EY assured 10 key metrics in the CR report
Submission to Key Third Party ESG Surveys	Up to 6 Points	4 Points	Comments
Submission to GRESB, with score in line with (1 point) or better than (2 points) prior year	2	1	Maintained Office Americas Sector Leader Status in GRESB 2023
Submission to S&P Corporate Sustainability Assessment, with score in line with (1 point) or better than (2 points) prior year	2	1	Maintained top decile rank in S&P 2023 (94th percentile)
Submission to CDP, with score in line with (1 point) or better than (2 points) prior year	2	2	CDP score improved from 42% to 43%
Recognition for ESG Achievements from Prominent Third Parties	Up to 3 Points	3 Points	Comments
Recognition from national/international ESG/sustainability organizations (e.g., ENERGY STAR, Newsweek, USGBC) • Recognition from two or more (1 point) • Recognition from three or more (2 points)	2	2	2023 ENERGY STAR Partner of the Year, 2023 Newsweek’s America’s Most Responsible Companies, 2023 Bloomberg Gender Equality Index
Recognition from at least one national/international real estate industry association (e.g., Nareit, BOMA, NAIOP)	1	1	2023 Nareit Leader in the Light Award
Meaningful Progress Toward HPP’s Key Long-Term ESG Goals	Up to 4 Points	4 Points	Comments(1)
Climate: On track to achieve HPP’s science-based target to reduce absolute GHG emissions 50% by 2030, from a 2018 baseline	1	1	14% by YE22, on track to target
Waste: On track to achieve HPP’s target to be zero waste (90% landfill diversion rate) in all operations by 2030	1	1	44% by YE22, on track to target
Community Impact: Adherence to HPP’s commitment to donate1% of adjusted net earnings annually	1	1	Donated $1M in 2022, or 7% of adjusted net earnings, well above target
Supplier Diversity: On track to achieve HPP’s target to increase development project spend with local and/or traditionally underrepresented supplier to 15% by 2025	1	1	Both Sunset Glenoaks and Washington 1000 on track to be significantly over 15%
TOTAL POSSIBLE POINTS:	16 POINTS	14 POINTS

(1)
At the time 2023 cash bonus compensation was determined, full year data for 2023 was not yet available. Full year 2022 metrics were relied upon for the below elements.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
The 2023 cash bonus program also contained an element based on the Compensation Committee’s assessment of other key corporate performance factors and the executive’s individual performance. In determining whether each executive should receive a payout under this component, the Compensation Committee reviewed the Business and Performance elements outlined or pages 33-34, in addition to the following key performance factors:
PERFORMANCE FACTOR	REVIEW OF 2023 PERFORMANCE
Pre-Development and Development Activities
•
Closed on the acquisition of the $350.0 million total capitalization Sunset Pier 94 development in August 2023, Manhattan’s first purpose-built film studio and HPP’s entry into the New York market

•
Obtained approvals from the City of Los Angeles for a revised master plan and extension of entitlements from 2023 to 2029 at Sunset Grower

•
Selected as the winning developer by Los Angeles Community College District through an RFP process for the exclusive rights to negotiate a development agreement for 10100 Jefferson in Culver City

•
Completed master planning for Sunset Las Palmas and filed for entitlements with the City of Los Angeles to obtain additional development rights

Studio Segment Results
•
Successful integration of our four studio operating businesses (Sunset, Quixote, Star Waggons, Zio) into one platform

•
Mitigated losses from unprecedented, industry-wide dual strikes through reduction of G&A expenses, deferral of capital expenditures across Sunset Studios and Quixote to preserve cash, and termination of five leases to consolidate operations at existing properties

•
Negotiated consolidated Union Agreement with Teamsters, resulting in $3.8 million in savings versus initial union position, without incurring any negative press

Balance Sheet Management
•
$0.8 billion of total liquidity comprised of $100.4 million of unrestricted cash and cash equivalents and $708.0 million of undrawn capacity under the unsecured revolving credit facility

•
$17.5 million and $183.1 million of undrawn capacity under construction loans secured by Sunset Glenoaks and Sunset Pier 94, respectively

•
HPP’s share of net debt to HPP’s share of undepreciated book value was 36.5% with 86.1% of debt fixed or capped and no maturities until November 2025

2023 Cash Bonus Payouts
Based on achievements described above and in consideration of each NEO’s considerable efforts and individual achievements in 2023, the Compensation Committee awarded a payout at 110% of target under the discretionary component of the cash bonus program.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
The 2023 annual cash bonuses paid to our NEOs are as follows:
EXECUTIVE	2023 Bonus ($)
Victor J. Coleman	$1,872,501
Mark T. Lammas	$1,059,943
Harout Diramerian	$582,027
Arthur X. Suazo	$711,229
Steven Jaffe	$646,013
Kay L. Tidwell	$646,013
Pursuant to our executive deferral election program, Messrs. Coleman, Lammas, Diramerian, and Ms. Tidwell elected to receive 50%, 50%, 25%, and 20% of their 2023 annual cash bonus, respectively, in a number of fully vested LTIP Units determined based on the closing price of the Company’s common stock on the payment date.
Long-Term Equity Incentives
The goals of our long-term, equity-based awards are to incentivize and reward increases in long-term stockholder value and to align the interests of our NEOs with the interests of our stockholders.
Our long-term equity incentive program is bifurcated into two components as follows:
Annual LTIP Unit Awards
In January 2023, the Compensation Committee approved time-based awards of LTIP Units for our NEOs. These awards are designed to:
•
Enable our executive officers to establish or enhance meaningful equity stakes in the Company and directly align the interests of our NEOs with those of our stockholders; and

•
Enable us to deliver competitive compensation to the executive officers at levels sufficient to attract and retain top talent within the office REIT industry.

In determining the dollar-denominated value of the LTIP Unit awards for our NEOs, the Compensation Committee analyzed:
•
The Company’s financial and operational performance;

•
The role and responsibilities of the individual;

•
Individual performance history (which for NEOs other than our CEO included Mr. Coleman’s input); and

•
Prevailing market practices based on market data provided by FPC with respect to our Executive Compensation Peer Group.

Annual equity awards were not determined based on the attainment of any particular individual or Company-level performance goal(s) or the application of any benchmarking or formula(e). Instead, the Compensation Committee considered the peer group market data and our operational performance in determining the appropriate values. Based on this assessment, the Compensation Committee determined it was appropriate to keep each executive’s dollar-denominated value of the 2023 Annual LTIP Unit awards unchanged from amounts granted with respect to the 2022 Annual LTIP Unit awards (which were granted in December 2021 as described further below).
In 2022, the Compensation Committee determined that it would be appropriate to change the timing of the time-based equity awards from December each year to January of the following year (which is consistent with prevailing market practice). Accordingly, no time-based equity awards were granted in fiscal 2022 and instead the year-end 2022 Annual LTIP Unit awards were granted in January 2023. As a result of this timing change, the reported value

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
in the “Stock Awards” column in the Summary Compensation Table increased from 2022 to 2023 but does not reflect an increase to the approved values of the 2023 Annual LTIP Unit awards for our NEOs.
The Annual LTIP Unit awards were as follows:
EXECUTIVE	2023 Annual LTIP Unit Awards (Granted in January 2023) ($)(1)	2022 Annual LTIP Unit Awards (Granted in December 2021) ($)(2)	Change Year-Over-Year (%)(3)
Victor J. Coleman	4,000,000	4,000,000	0%
Mark T. Lammas	1,750,000	1,750,000	0%
Harout Diramerian	625,000	625,000	0%
Arthur X. Suazo	625,000	625,000	0%
Steven Jaffe	500,000	500,000	0%
Kay L. Tidwell	500,000	500,000	0%

(1)
Amounts reflect dollar-denominated values of LTIP unit awards. The grant date fair values, computed in accordance with ASC 718, are $3,255,912, $1,424,460, $508,733, $508,733, $406,985 and $406,985 for Messrs. Coleman, Lammas, Diramerian, Suazo, and Jaffe and Ms. Tidwell, respectively.

(2)
Amounts reflect dollar-denominated values of LTIP unit awards. The grant date fair values, computed in accordance with ASC 718, are $3,264,191, $1,428,087, $510,025, $510,025, $408,016, and $408,016 for Messrs. Coleman, Lammas, Diramerian, Suazo, Jaffe and Ms. Tidwell, respectively.

(3)
No time-based equity awards were granted during fiscal 2022 and instead the 2023 Annual LTIP Unit awards were granted in January 2023. The reported value in the “Stock Awards” column in the Summary Compensation Table increased from 2022 to 2023 and is a result of the changing in timing and not an increase to the approved dollar-denominated values of the annual LTIP Unit awards.

These awards will vest in three equal, annual installments on each of the first three anniversaries of the grant date, subject to the executive’s continued service through such vesting date and further subject to an additional mandatory holding period under which the NEOs cannot transfer vested units for an additional three years following the applicable vesting date. The LTIP Unit awards are subject to accelerated vesting upon certain terminations (as described below in the section entitled “Potential Payments Upon Termination or Change in Control”).

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Performance Unit Awards
Performance Unit awards are granted as Performance Units in our operating partnership. Under the Performance Unit program, a fixed number of Performance Units will be issued at the onset of the performance period and may be earned under a range of payouts based on stated goals. Below is a summary of the key terms of the 2023 Performance Unit awards:
FEATURE	DESCRIPTION	OBJECTIVE
Plan Concept	Three-year performance award program with Performance Units issued at the outset of the plan which may be earned based on the Company’s Net Debt to Gross Asset Value, Leasing Volume, and G&A to Consolidated Assets performance (such Performance Units, the “Operational Units”) over a one-year measurement period, commencing January 1, 2023 and ending December 31, 2023 (such earned Operational Units, the “Banked Units”). Additionally, the Banked Units will be subject to modification based on relative TSR performance over a three-year measurement period commencing January 1, 2023 and ending December 31, 2025 (“3-Year Measurement Period”).
Originally, the 2023 Performance Unit awards were supposed to consist of a three-year performance award program with Performance Units to be issued at the onset of the plan which may have been earned as follows: (i) 50% of grant date fair value based on relative TSR performance (the “Relative TSR Units”) and (ii) 50% of grant date fair value based on operational metrics (as described above), subject to an absolute TSR modifier. In February 2023, our NEOs voluntarily agreed to not receive the Relative TSR Units, following which the Operational Units were redesigned to replace the absolute TSR modifier with a relative TSR modifier and were granted in May 2023.
Relative TSR Units	NEOs voluntarily agreed to not receive for 2023 and resulted in an automatic reduction of $2,000,000 in 2023 target compensation for our CEO.
Operational Units	• Initial measurement period ended on December 31, 2023 for operational performance with the final measurement period ending on December 31, 2025 for relative TSR performance	• Metrics promote strong operational performance and focus on investor priorities that will contribute to long-term value creation

•
Operational Units may be earned between 50% and 250% of target based on Leasing Volume (40%), Net Debt to Annual Gross Asset Value (30%), and G&A to Consolidated Assets (30%) based on performance as of December 31, 2023, and achievement of relative TSR goals as of December 31, 2025

• Modifier limits or enhances the reward based on delivering stockholder returns relative to our office peers
• Operational Units are subject to a reduced payout of up to 40% of the units based on relative TSR performance equal to -1000 bps to +1,500 bps as compared to the FTSE NAREIT Equity Office Index
• Payouts for in-between performance will be calculated using straight-line interpolation
Post-Vesting Holding Period	• Requires any Performance Units earned under the plan be subject to a two-year holding period during which time the units may not be transferred or sold	• Ensures the continued alignment with stockholders following the conclusion of the measurement period
The grant of the 2023 time-based Annual LTIP Unit Awards occurred before the national entertainment strikes and accordingly our NEOs voluntarily agreed to not receive a portion of the LTI value only applied to the 2023 Performance Units.
The Compensation Committee approved awards of Performance Units for 2023, that were issued based on the grant date fair value, as follows:

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
	2023 PERFORMANCE UNIT AWARD VALUES
EXECUTIVE	TOTAL TARGET AWARD ($)	OPERATIONAL PERFORMANCE UNIT VALUE AT TARGET ($)	RELATIVE TSR PERFORMANCE UNIT VALUE AT TARGET ($)
Victor J. Coleman	$4,000,000	$2,000,000	Voluntarily Agreed to Not Receive in February 2023 by NEOs and resulted in 50% reduction to 2023 target values
Mark T. Lammas	1,750,000	875,000
Harout Diramerian	625,000	312,500
Arthur X. Suazo	500,000	250,000
Steven Jaffe	500,000	250,000
Kay L. Tidwell	500,000	250,000
Although the program is designed to grant a “target” number of units, with adjustments upwards/downwards based on performance, in order to address certain tax requirements that apply to Performance Units, the Performance Units were issued at maximum. Therefore, based on our performance, the Performance Units can be earned at maximum (if maximum goals are achieved) or, if maximum goals are not achieved, the Performance Units will be adjusted downwards. If threshold, target or maximum goals are reached, then the Operational Units will be earned at 25%, 50% and 100%, respectively, of the Operational Units awarded. The earned Operational Units may be subject to further reduction of up to 40% based on our relative TSR performance.
Achievement of 2023 Performance Unit Awards
The following table summarizes the status of the outstanding 2023 Performance Unit awards as of December 31, 2023 based on actual performance through that date (with calculations under the Operational Units detailed on the next page). The relative TSR performance will be measured over the three-year performance period of the 2023 Performance Unit awards; as such, the number of Performance Units that might ultimately vest may be greater than 49.8%:
	PAYOUT AS A PERCENT OF MAXIMUM POTENTIAL UNITS OPERATIONAL UNITS
PLAN YEAR	OPERATIONAL UNITS WITH TSR MODIFIER	RELATIVE TSR UNITS	TOTAL UNITS	STATUS
2023 Performance Units	49.8% (including 27% reduction based on relative TSR performance)(1)(2)	NEOs Voluntarily Agreed to Not Receive in February 2023	49.8%	2 Years of performance remaining

(1)
Percent shown is based on having earned an aggregate of 68.0% of Operational Unit measures as of December 31, 2023, less the negative impact of the relative TSR modifier as of December 31, 2023. The impact of the relative TSR modifier will not be determinable until the end of the three-year performance period on December 31, 2025. The percent shown includes the impact of the relative TSR modifier based on our performance as of December 31, 2023.

(2)
Operational performance results reflect adjustments made to Gross Asset Value for both debt and G&A metrics to include the value of One and Two Westside, which were sold on December 27, 2023.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
The one-year performance period for the 2023 Operational Units concluded on December 31, 2023. In March 2024, the Committee determined that each of our NEOs banked Operational Units based on our performance compared to each measure, as shown below:
PERFORMANCE CRITERIA	WEIGHTING	THRESHOLD	TARGET	MAXIMUM	ACTUAL RESULTS	PERCENTAGE EARNED(2)
Leasing Volume	40%	1,395,000 sf	1,550,000 sf	1,705,000 sf	1,698,447 sf	39.2%
Annual Net Debt to Annual Gross Asset Value(1)	30%	38%	37%	36%	37.9%	8.2%
G&A to Consolidated Gross Assets(1)	30%	0.66%	0.61%	0.56%	0.59%	20.7%
TOTAL	100%					68.0%

(1)
Actual results reflect adjustments made to include the value of One and Two Westside, which were sold on December 27, 2023.

(2)
Reflects percentage earned expressed as a percentage of maximum.

The remaining portion of the operational performance component that could no longer be earned was forfeited. Operational Units are ultimately earned at the end of the three-year performance period after the application of the relative TSR modifier.
At the end of the three-year performance period on December 31, 2025, subject to continued employment through such date, NEOs will vest in any earned Performance Units, which will continue to be subject to an additional two-year holding period.
Status of Performance Unit Awards and Achievement of 2021 Performance Unit Awards
The following depicts the status of our outstanding Performance Unit awards, including the achievement of our 2021 Performance Unit Awards, which completed the three-year performance period on December 31, 2023:
(1)
Weight is based on the grant date fair value.

(2)
Payouts are based on the amounts earned (or tracking to be earned for the 2022 and 2023 awards) based on performance through December 31, 2023, expressed as a percentage of target.

Our 2021 Performance Unit program completed its three-year performance period on December 31, 2023. Under our 2021 Performance Unit program, Performance Units based on relative TSR performance may be earned between 37.5% and 250% of target based on relative TSR performance equal to -1,000 bps to +1,500 bps as compared to the FTSE NAREIT Equity Office Index. Performance Units based on operational metrics were “earned” at the end of the one-year performance period on December 31, 2021 at 133.3%, and are subject to modification based on absolute TSR performance. Based on a relative TSR equal to -3,320 bps achieved during the performance period, our 2021 Performance Unit program earned 0% under the relative TSR component and payouts under the operational component were reduced by 40% based on our three-year absolute TSR performance of -55.5%.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
OTHER ASPECTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Risk Mitigation
Our executive compensation program is designed to achieve an appropriate balance between risk and reward that does not incentivize unnecessary or excessive risk-taking. We believe that our annual cash bonus program and our equity-based compensation program (including the time-based equity awards and the Performance Units, OPPs or other performance-based awards) contain appropriate risk mitigation factors, as summarized below:
Ownership Guidelines
In addition to the elements of executive officer compensation described below, we have adopted stock ownership guidelines pursuant to which our NEOs are required to hold a number of shares of our common stock having a market value equal to or greater than a multiple of each executive’s base salary. A new NEO has from the later of (i) four years from the date of his or her promotion, (ii) two years from the date on which such executive became an NEO or (iii) in the case of a new employee, four years from his or her employment start date. Our stock ownership guidelines are as follows:
EXECUTIVE	OWNERSHIP REQUIREMENT AS A MULTIPLE OF BASE SALARY
Victor J. Coleman	10x
NEOs	3x
All other executives	1x
As of January 1, 2024, each of our NEOs met the stock ownership requirements.
Clawback Policy
We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023, as required by new SEC rules and

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
NYSE Listing Standards implemented pursuant to the Dodd-Frank Act, and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation).
Anti-Hedging and Anti-Pledging Policy
The Board has established a policy that prohibits hedging and pledging by our officers, members of the Board and other employees. The policy prohibits any director, officer or other employee of the Company from trading in puts or calls or engaging in other hedging transactions involving the Company’s securities. Pledging the Company’s securities as collateral to secure loans is also prohibited. All of our executive officers, members of the Board and employees are in compliance with such policy.
EMPLOYEE BENEFITS
Our full-time employees, including our NEOs, are eligible to participate in health and welfare benefit plans, which provide medical, dental, prescription, short-term and long-term disability, life insurance, an employee assistance program and other health benefits. We believe that these benefits are a key component of a comprehensive compensation package, providing essential protections to our NEOs and enhancing the overall desirability and competitiveness of our total rewards package.
Our employees, including our NEOs, who satisfy certain eligibility requirements may participate in our 401(k) retirement savings plan. Under the 401(k) plan, eligible employees may elect to contribute pre-tax and post-tax amounts to the plan, up to a statutorily prescribed limit. In 2023, we matched a portion of the contributions to the 401(k) plan on behalf of eligible employees. With respect to our executive officers, the discretionary employer match for 2023 was 40% of the participant’s contribution to the plan up to a max of 6% of their eligible compensation. We believe that providing a vehicle for tax- preferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
ADDITIONAL COMPENSATION COMPONENTS
In the future, we may provide different and/or additional compensation components, benefits and/or perquisites to our NEOs to ensure that we provide a balanced and comprehensive compensation structure. We believe that it is important to maintain flexibility to adapt our compensation structure to properly attract, motivate and retain the top executive talent for which we compete. All future practices regarding compensation components, benefits and/or perquisites will be subject to periodic review by the Compensation Committee.
SEVERANCE AND CHANGE IN CONTROL BENEFITS
As described more fully below in the sections entitled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2023 Table” and “Potential Payments Upon Termination or Change in Control,” we have entered into employment agreements with our NEOs that provide for various severance and change in control benefits and other terms and conditions of employment.
We believe that the protections contained in these employment agreements will help to ensure the day-to-day stability necessary to our executives to enable them to properly focus their attention on their duties and responsibilities with the Company and will provide security with regard to some of the most uncertain events relating to continued employment, thereby limiting concern and uncertainty and promoting productivity.
The treatment of outstanding equity-based awards held by our NEOs upon a termination or change in control is covered in the respective award agreements and described in more detail in the section “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2023 Table” and “Summary of Potential Payments Upon Termination or Change In Control” below.
In addition, the 2022 and 2023 Performance Unit awards granted to our NEOs also provide for accelerated vesting in an amount equal to the number of Performance Units earned based on the greater of target or actual performance through the date of a qualifying termination or change in control. For a description of the material terms of the employment agreements and treatment of Performance Unit awards in connection with a change in control or

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
qualifying termination, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan- Based Awards in 2023 Table” and “Potential Payments Upon Termination or Change in Control” below.
TAX CONSIDERATIONS
Section 409A of the Internal Revenue Code
Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.
Section 280G of the Internal Revenue Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.
Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our NEOs in the future, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.
ACCOUNTING STANDARDS
ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. We have elected to account for forfeitures of awards as they occur. Grants of restricted stock, RSUs and Performance Units under our equity incentive award plans will be accounted for under ASC Topic 718. The Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2021, December 31, 2022 and December 31, 2023, as well as their positions for 2023:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Victor J. Coleman Chief Executive Officer and Chairman of the Board	2023	1,000,000	192,500	6,192,162	743,750	241,267	8,369,679
	2022	1,000,000	164,593	4,822,958	658,373	144,416	6,790,340
	2021	950,001	336,657	8,431,334	694,688	136,136	10,548,816
Mark T. Lammas President and Treasurer	2023	762,000	108,966	2,829,428	421,005	9,646	4,131,045
	2022	762,000	93,169	2,215,837	372,674	8,804	3,452,484
	2021	725,000	194,119	3,682,186	400,563	5,734	5,007,602
Harout Diramerian Chief Financial Officer	2023	473,000	89,752	966,739	346,768	9,646	1,885,905
	2022	473,000	76,741	752,883	306,966	8,804	1,618,394
	2021	450,000	159,469	1,194,094	329,063	5,734	2,138,360
Arthur X. Suazo Executive Vice President, Leasing Executive	2023	578,000	146,234	758,734	564,995	9,646	2,057,609
	2022	578,000	62,518	812,572	250,073	8,804	1,711,967
	2021	550,000	140,333	1,171,266	289,575	5,734	2,156,908
Steven Jaffe Executive Vice President, Business Affairs	2023	525,000	132,825	656,986	513,188	9,646	1,837,645
	2022	525,000	90,855	613,562	363,421	8,804	1,601,642
	2021	500,000	148,838	1,120,402	307,125	5,734	2,082,099
Kay L. Tidwell Executive Vice President, Chief Risk Officer, General Counsel and Secretary	2023	525,000	106,260	786,186	410,550	9,646	1,837,642
	2022	525,000	85,178	641,948	340,712	8,804	1,601,642

(1)
Amounts represent bonuses paid to our NEOs under our 2023 cash bonus program in respect of the Committees assessment of individual and corporate performance during the applicable fiscal year and that the executives did not elect to receive in the form of LTIP Units.

(2)
Amounts for 2023 reflect the full grant-date fair value of LTIP Unit awards and Performance Unit awards granted in 2023, each computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. As disclosed in last year’s proxy, the 2022 annual LTIP Unit awards were granted in January 2023 and in accordance with SEC rules were reportable as 2023 compensation. As such, the amounts for 2022 do not include grant-date fair values attributed to time-based LTIP Units. Had these grants been made on December 29, 2022, the total grant-date fair value of stock awards granted in 2022 would be $8,087,149, $3,643,924, $1,262,908, $1,322,597, $1,021,578, and $1,049,964 for Messrs. Coleman, Lammas, Diramerian, Suazo, and Jaffe, and Ms. Tidwell, respectively. The amounts in the table represent the grant-date fair value of the 2023 Performance Units. The 2023 Performance Unit awards are subject to both performance and market conditions. The amounts in the table represent the probable outcome of results, which equaled the target value on the date of grant, in the following amounts: $2,000,000, $875,000, $312,500, $250,001, $250,001 and $250,001 for Messrs. Coleman, Lammas, Diramerian, Suazo, and Jaffe, and Ms. Tidwell, respectively. Additionally, the 2023 amounts for Messrs. Coleman, Lammas, and Diramerian, and Ms. Tidwell include the grant date fair value of fully vested LTIP Units that each executive elected to receive in lieu of 50%, 50%, 25%, and 20% of each executive’s 2023 annual bonus, respectively, having an equal value (as of the grant date) to the amount otherwise payable in cash in the following amounts, $936,250 for Mr. Coleman, $529,969 for Mr. Lammas, $145,506 for Mr. Diramerian, and $129,200 for Ms. Tidwell.

The fair value of the Performance Unit awards is estimated using a Monte Carlo simulation model. We provide information regarding the assumptions used to calculate the value of all LTIP Unit awards and Performance Unit awards made to executive officers in Notes 2 and 13 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 16, 2024. There can be no assurance that awards will vest (if an award does not vest, no value will be realized by the individual). The measures that determine the number of Performance Units issued to an NEO are absolute operational performance goals subject to additional modification based on relative TSR performance compared to the applicable group,

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
computed over the applicable performance period as described in more detail in “Elements of Executive Officer Compensation—Long-Term Equity Incentives” above. The 2023 Performance Unit awards are treated as market condition awards as defined under ASC Topic 718, and as a result, the grant date values will not differ from the fair values presented in the table above.
(3)
The amounts shown represent the non-discretionary bonuses earned in the applicable year under our cash bonus program that the executives did not elect to receive in the form of LTIP Units.

(4)
Amounts for all NEOs represent $9,000 for the Company’s 401(k) match, $39 for life insurance premiums, $157 in short-term disability premiums and $450 for long-term disability premiums; for Mr. Coleman, includes $231,621 in incremental costs to the Company for the personal use of an aircraft.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
GRANTS OF PLAN-BASED AWARDS IN 2023
The following table sets forth information regarding grants of plan-based awards made to our NEOs during the year ended December 31, 2023:
		ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)
NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Victor J. Coleman		$1,050,000	$1,750,000	$2,625,000	—	—	—	—	—
	1/1/2023(2)	—	—	—				411,100	3,255,912(3)
	5/4/2023(4)	—	—	—	199,999	533,333	1,333,333	—	2,000,000(5)
	3/1/2024(6)	—	—	—	—	—	—	149,800	936,250(7)
Mark T. Lammas		594,360	990,600	1,485,900	—	—	—	—	—
	1/1/2023(2)	—	—	—	—	—	—	179,856	1,424,460(3)
	5/4/2023(4)	—	—	—	87,499	233,333	583,333	—	875,000(5)
	3/1/2024(6)	—	—	—	—	—	—	84,795	529,969(7)
Harout Diramerian		326,370	543,950	815,925	—	—	—	—	—
	1/1/2023(2)	—	—	—	—	—	—	64,234	508,733(3)
	5/4/2023(4)	—	—	—	31,249	83,333	208,333	—	312,500(5)
	3/1/2024(6)	—	—	—	—	—	—	23,281	145,506(7)
Arthur X. Suazo		398,820	664,700	997,050	—	—	—	—	—
	1/1/2023(2)	—	—	—	—	—	—	64,234	508,733(3)
	5/4/2023(4)	—	—	—	25,000	66,666	166,667	—	250,001(5)
	3/1/2024(6)	—	—	—	—	—	—	—
Steven Jaffe		362,250	603,750	905,625	—	—	—	—	—
	1/1/2023(2)	—	—	—	—	—	—	51,387	406,985(3)
	5/4/2023(4)	—	—	—	25,000	66,666	166,667	—	250,001(5)
	3/1/2024(6)	—	—	—	—	—	—	—
Kay Tidwell		362,250	603,750	905,625	—	—	—	—	—
	1/1/2023(2)	—	—	—	—	—	—	51,387	406,985(3)
	5/4/2023(4)	—	—	—	25,000	66,666	166,667	—	250,001(5)
	3/1/2024(6)	—	—	—	—	—	—	20,672	129,200(7)

(1)
Amounts shown in these columns represent each NEO’s annual cash bonus opportunity under our 2023 cash bonus program. The “Target” amount represents the NEO’s target bonus if each non-discretionary performance goal was achieved at the target level, and the “Threshold” and “Maximum” amounts represent the NEO’s threshold and maximum bonuses, respectively, if each performance goal was achieved at the minimum or the maximum levels. Pursuant to our executive deferral election program, Messrs. Coleman, Lammas, and Diramerian, and Ms. Tidwell elected to receive a portion of their 2023 annual cash bonus, including the portion subject to non-discretionary performance, in a number of fully vested LTIP Units determined based on the closing price of the Company’s common stock on the payment date, as discussed further under ““Elements of Executive Officer Compensation—Cash Bonuses” above.

(2)
The Compensation Committee approved LTIP Unit awards for each NEO, effective January 1, 2023, each of which will vest in three equal, annual installments on each of January 1, 2024, January 1, 2025 and January 1, 2026, subject to continued service with us through the applicable vesting dates (and further subject to accelerated vesting upon certain terminations as described below in the section entitled “Potential Payments Upon Termination or Change in Control”).

(3)
Amounts reflect the full grant date fair value of LTIP Unit awards granted during 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all awards made to executive officers in 2023 in Notes 2 and 13 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 16, 2024. There can be no assurance that awards will vest (if an award does not vest, no value will be realized by the individual).

(4)
Amounts reflect Performance Unit awards granted on May 4, 2023 at threshold, target and maximum levels. Performance Unit awards granted to our NEOs will be earned in the form of Performance Units of our operating partnership. For additional information on the 2023 Performance Units, see “Elements of Executive Officer Compensation—Performance Unit Awards” above.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(5)
Amounts reflect the full grant date fair value of Performance Unit awards in accordance with ASC Topic 718. The fair value of the Performance Unit awards is estimated using a Monte Carlo simulation based on the probable outcome at the time of grant. We provide information regarding the assumptions used to calculate the value of all Performance Unit awards made to executive officers in Notes 2 and 13 to the consolidated financial statements contained in our Annual Report on Form 10-K, filed on February 16, 2024. There can be no assurance that awards will vest (if an award does not vest, no value will be realized by the individual).

(6)
Amounts reflect the number of fully vested LTIP Units granted to Messrs. Coleman, Lammas, and Diramerian and Ms. Tidwell for the portion of the bonuses earned under our 2023 cash bonus program that each executive elected to receive in fully-vested LTIP Units, pursuant to our executive deferral election program, as discussed further under ““Elements of Executive Officer Compensation—Cash Bonuses” above.

(7)
Amounts determined based on the number of fully vested LTIP Units granted multiplied by the closing price of the Company’s common stock on March 1, 2024 ($6.25).

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS IN 2023 TABLE
The material terms of the employment agreements with each of our NEOs, as in effect in 2023, are described below.
EMPLOYMENT AGREEMENTS
Under the employment agreements, Messrs. Coleman, Lammas, Diramerian, Suazo and Jaffe and Ms. Tidwell serve as the Company’s Chief Executive Officer, President and Treasurer, Chief Financial Officer, Executive Vice President, Leasing, Executive Vice President, Business Affairs, Executive Vice President, Chief Risk Officer, General Counsel and Secretary, respectively.
Effective January 1, 2020, we executed new employment agreements with each of our NEOs as well as other executives, the updated terms of which are discussed below. The initial term of the new employment agreements expires on the fourth anniversary of the effective date, unless earlier terminated, and is subject to an automatic one- year renewal term unless either party gives timely written notice of termination.
Pursuant to these agreements, Mr. Coleman reports directly to our Board, Messrs. Lammas and Jaffe and Ms. Tidwell report to our Chief Executive Officer and Messrs. Diramerian and Suazo report to our President. During his employment term, the Company will cause Mr. Coleman to be nominated for election as a director.
Under the agreements, each executive is eligible to receive an annual discretionary cash performance bonus, the amount of which will be determined based on determinations of company and individual performance by the Compensation Committee. In addition, the executives are eligible to participate in customary health, welfare and fringe benefit plans, and are eligible to accrue up to four weeks of paid vacation per year.
If an executive’s employment is terminated by us without “cause” or by the executive for “good reason” (each, as defined in the employment agreements), or by reason of the executive’s death or disability, the executive will be entitled to certain payments and benefits, as described under “Potential Payments Upon Termination or Change in Control” below. The employment agreements also contain customary confidentiality and non-solicitation provisions.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR-END
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2023:
NAME	NUMBER OF SHARES OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Victor J. Coleman	54,025(1)	$502,973(2)	—	—
	274,067(3)	$2,551,564(2)	—	—
	—	—	—	—
	—	—	305,987(4)	$2,848,739(2)
	—	—	666,666(5)	6,206,660(2)
Mark T. Lammas	23,636(1)	$220,051(2)	—	—
	119,904(3)	$1,116,306(2)	—	—
	—	—	—	—
	—	—	133,869(4)	$1,246,320(2)
	—	—	291,666(5)	2,715,410(2)
Harout Diramerian	8,442(1)	$78,595(2)	—	—
	42,823(3)	$398,682(2)	—	—
	—	—	—	—
	—	—	47,810(4)	$445,111(2)
	—	—	104,166(5)	969,785(2)
Arthur X. Suazo	8,442(1)	$78,595(2)	—	—
	42,823(3)	$398,682(2)	—	—
	—	—	—	—
	—	—	38,248(4)	$356,089(2)
	—	—	83,333(5)	775,830(2)
Steven Jaffe	6,753(1)	$62,870(2)	—	—
	34,258(3)	$318,942(2)	—	—
	—	—	—	—
	—	—	38,248(4)	$356,089(2)
	—	—	83,333(5)	775,830(2)
Kay L. Tidwell	6,753(1)	$62,870(2)	—	—
	34,258(3)	$318,942(2)	—	—
	—	—	—	—
	—	—	38,248(4)	$356,089(2)
	—	—	83,333(5)	775,830(2)

(1)
Consists of awards of LTIP Units granted on December 29, 2021, which vest in three substantially equal installments on each of December 29, 2022, 2023 and 2024, subject to continued service with us through the applicable vesting dates.

(2)
The market value of LTIP Units or Performance Units, as applicable, that have not vested is calculated by multiplying the fair market value of a share of our common stock on December 29, 2023 (the last trading day of the year) ($9.31) by the number of unvested shares or units outstanding under the award.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(3)
Consists of awards of LTIP Units granted on January 1, 2023, which vest in three substantially equal installments on each of January 1, 2024, 2025 and 2026, subject to continued service with us through the applicable vesting dates.

(4)
Consists of Performance Units granted on March 8, 2022. The performance period for the Performance Units will end on December 31, 2024. In accordance with the SEC rules, the number of Performance Units shown represents the number of units that may be earned during the performance period based on maximum performance.

(5)
Consists of Performance Units granted on May 4, 2023. The performance period for the Performance Units will end on December 31, 2025. In accordance with the SEC rules, the number of Performance Units shown represents the number of units that may be earned during the performance period based on target performance.

2023 OPTION EXERCISES AND STOCK VESTED
The following table summarizes vesting of stock applicable to our NEOs during the year December 31, 2023. None of the NEOs held any options during 2023:
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Victor J. Coleman	162,690	$1,506,858
Mark T. Lammas	69,326	$641,977
Harout Diramerian	21,469	$198,987
Arthur X. Suazo	22,649	$210,061
Steven Jaffe	19,188	$177,839
Kay L. Tidwell	18,854	$174,780

(1)
Amounts shown are calculated by multiplying the fair market value of our common stock on the applicable vesting date by the number of LTIP Units that vested on such date.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
EMPLOYMENT AGREEMENTS
The following describes the employment agreements in place with our NEOs in 2023.
Termination Without Cause or for Good Reason or by Reason of Death or Disability of Executive
Under the executives’ employment agreements effective January 1, 2020, if an executive’s employment is terminated by us without “cause” or by the executive for “good reason,” or by reason of the executive’s death or “disability” (collectively, a “qualifying termination” and each, as defined in the employment agreements) then, in addition to accrued amounts and any earned but unpaid bonuses, the executive will be entitled to receive the following:
SEVERANCE BENEFIT	AMOUNT
Without “Cause” or for “Good Reason”
Lump Sum Cash Payment
Multiple of the sum of:
•
Annual base salary then in effect, and

•
Average Bonus

Multiple for each executive is as follows:
•
3 times for Mr. Coleman

•
2 times for Mr. Lammas

•
1 times for Messrs. Diramerian, Suazo, and Jaffe and Ms. Tidwell

Annual Cash Bonus Award	Prorated Average Bonus
Treatment of Outstanding Equity Awards	Accelerated vesting of time-based vesting awards
Company-Subsidized Healthcare Continuation	Coverage for up to 18 months (36 months for Mr. Coleman) after the termination date
Without “Cause” or for “Good Reason,” on or within one year after a Change in Control
Lump Sum Cash Payment
Multiple of the sum of:
•
Annual base salary then in effect, and

•
Average Bonus

Multiple for each executive is as follows:
•
3 times for Messrs. Coleman and Lammas

•
2 times for Mr. Diramerian, Suazo, and Jaffe and Ms. Tidwell

Annual Cash Bonus Award	Same as above
Treatment of Outstanding Equity Awards	Same as above
Company-Subsidized Healthcare Continuation	Same as above
Death or Disability
Lump Sum Cash Payment	One times the sum of: • Annual base salary then in effect, and • Average Bonus
(Mr. Coleman only)
Annual Cash Bonus Award	Same as above
Treatment of Outstanding Equity Awards	Same as above
Company-Subsidized Healthcare Continuation (Mr. Coleman only)	Coverage for up to 12 months after the termination date
Change in Control (No Termination)
If the Company has a change in control and the successor company does not assume or substitute new awards pursuant to the 2010 Plan for any outstanding awards, such awards will vest in full to the extent then unvested.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
PERFORMANCE UNIT AWARDS
Pursuant to the 2021, 2022 and 2023 Performance Unit awards, if the three-year performance period is terminated prior to December 31, 2023, December 31, 2024 or December 31, 2025, respectively, in connection with a change in control or due to a participant’s termination of employment without “cause,” for “good reason” or due to the participant’s death or disability (referred to as qualifying terminations), then the number of Relative TSR Units and Operational Units that vest shall equal the greater of (x) the target number of Relative TSR Units and Operational Units and (y) the number of Relative TSR Units and Operational Units that would vest based on actual achievement of the performance goals through the date of the change in control or qualifying termination, and for the Operational Units, only to the extent that a pro-rated TSR performance goal is achieved.
SUMMARY OF POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2023. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination, or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation, and assume that any successor company in a change in control assumed or substituted awards for any outstanding awards under the 2010 Plan.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
NAME	BENEFIT	DEATH ($)	DISABILITY ($)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON (NO CHANGE IN CONTROL)($)	CHANGE IN CONTROL (NO TERMINATION) ($)(1)	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON IN CONNECTION WITH A CHANGE IN CONTROL($)(1)
Victor J. Coleman	Cash Severance(2)	2,967,595	2,967,595	8,902,785	—	8,902,785
	Continued Health Benefits(3)	24,506	24,506	73,517	—	73,517
	Equity Acceleration	11,100,591(4)	11,100,591(4)	11,100,591(4)	8,046,054(5)	11,100,591(4)
	Life Insurance(6)	50,000	—	—	—	—
	Total	14,142,692	14,092,692	20,076,893	8,046,054	20,076,893
Mark T. Lammas	Cash Severance(2)	—	—	3,773,306	—	5,659,959
	Continued Health Benefits(7)	—	—	55,369	—	55,369
	Equity Acceleration	4,856,501(4)	4,856,501(4)	4,856,501(4)	3,520,144(5)	4,856,501(4)
	Life Insurance(6)	50,000	0	—	—	—
	Total	4,906,501	4,856,501	8,685,176	3,520,144	10,571,829
Harout Diramerian	Cash Severance(2)	—	—	1,089,701	—	2,179,402
	Continued Health Benefits(7)	—	—	48,156	—	48,156
	Equity Acceleration	1,734,450(4)	1,734,450(4)	1,734,450(4)	1,257,173(5)	1,734,450(4)
	Life Insurance(6)	50,000	—	—	—	—
	Total	1,784,450	1,734,450	2,872,307	1,257,173	3,962,008
Arthur X. Suazo	Cash Severance(2)	—	—	1,291,871	—	2,583,742
	Continued Health Benefits(7)	—	—	17,670	—	17,670
	Equity Acceleration	1,483,033(4)	1,483,033(4)	1,483,033(4)	229,926(5)	1,483,033(4)
	Life Insurance(6)	50,000	—	—	—	—
	Total	1,533,033	1,483,033	2,792,574	229,926	4,084,445
Steven Jaffe	Cash Severance(2)	—	—	1,173,694	—	2,347,388
	Continued Health Benefits(7)	—	—	32,246	—	32,246
	Equity Acceleration	1,387,568(4)	1,387,568(4)	1,387,568(4)	1,005,756(5)	1,387,568(4)
	Life Insurance(6)	50,000	—	—	—	—
	Total	1,437,568	1,387,568	2,593,508	1,005,756	3,767,202
Kay L. Tidwell	Cash Severance(2)	—	—	1,149,569	—	2,299,138
	Continued Health Benefits(7)	—	—	32,375	—	32,375
	Equity Acceleration	1,387,568(4)	1,387,568(4)	1,387,568(4)	1,005,756(5)	1,387,568(4)
	Life Insurance(6)	50,000	—	—	—	—
	Total	1,437,568	1,387,568	2,569,512	1,005,756	3,719,081

(1)
In accordance with the employment agreement terms, if any payments made in connection with a change in control would otherwise be subject to an excise tax under Section 4999 of the Code by reason of the “golden parachute” rules contained in Section 280G of the Code, such payments will be reduced if and to the extent that doing so will result in net after-tax payments and benefits for the executive officer that are more favorable than the net after-tax payments and benefits payable to the executive officer in the absence of such a reduction after the imposition of the excise tax. The figures reported in

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
this column do not reflect any such reductions as a result of Code Section 280G limits. No executive officer is entitled to any tax gross-up payment in connection with change in control payments (or otherwise).
(2)
Cash severance was calculated by multiplying the applicable severance multiple (described above) by the sum of (i) the executive officer’s annual base salary in effect on December 31, 2023; and (ii) the average annual bonus earned by the executive officer during 2021 and 2022.

(3)
Represents the aggregate premium payments that we would be required to pay to or on behalf of Mr. Coleman to provide continued health insurance coverage under COBRA (based on Mr. Coleman’s health insurance coverage elections as of December 31, 2023) for 12 months in connection with termination due to Death or Disability or 36 months for termination without Cause or for Good Reason.

(4)
Represents, for each executive officer, the sum of the values attributable to (i) the accelerated vesting of the unvested portion of all outstanding LTIP Units held by the executive officer as of December 31, 2023 and (ii) the accelerated vesting of the 2022 and 2023 Performance Unit awards held by the executive officer, plus the dividend equivalents that would become payable in respect of the executive’s 2022 and 2023 Performance Unit awards upon the termination. As required by applicable disclosure rules, these values reflect a hypothetical termination of the executive’s employment occurring on December 31, 2023.

The value of accelerated LTIP Unit vesting was calculated by multiplying (a) the number of shares subject to acceleration by (b) the fair market value of a share of common stock on December 29, 2023 (the last trading day of the year) of $9.31.
The value of the accelerated vesting of the 2022 Performance Unit awards as of December 31, 2023 for purposes of this disclosure is based on (i) the greater of (x) 40% of the Relative TSR Units and (y) the number of Relative TSR Units that would vest based on actual achievement of relative TSR performance through the termination date (December 31, 2023) and (ii) the greater of (x) 50% of the Operational Units and (y) the number of Operational Units that would vest based on actual achievement of each operational performance goal through the termination date (December 31, 2023) and if the pro-rated TSR performance goal is achieved.
The 2022 Performance Unit award values for each executive also include an amount equal to the aggregate dividend equivalents that would become payable to the executive in respect of his 2022 Performance Unit award upon such termination, or $174,307, $76,259, $27,233, $21,789, $21,789, and $21,789 for Messrs. Coleman, Lammas, Diramerian, Suazo and Jaffe, and Ms. Tidwell, respectively, based on the dividends per share declared during the performance period (beginning on January 1, 2022) through December 31, 2023.
The value of the accelerated vesting of the 2023 Performance Unit awards as of December 31, 2023 for purposes of this disclosure is based on the greater of (x) 50% of the Operational Units and (y) the number of Operational Units that would vest based on actual achievement of each operational performance goal through the termination date (December 31, 2023).
The 2023 Performance Unit award values for each executive also include an amount equal to the aggregate dividend equivalents that would become payable to the executive in respect of his 2023 Performance Unit award upon such termination, or $200,000, $87,500, $31,250, $25,000, $25,000, and $25,000 for Messrs. Coleman, Lammas, Diramerian, Suazo and Jaffe and Ms. Tidwell, respectively, based on the dividends per share declared during the performance period (beginning on January 1, 2023) through December 31, 2023.
(5)
Represents, for each executive officer, the accelerated vesting of the 2022 and 2023 Performance Unit award held by the executive officer, plus the dividend equivalents that would become payable in respect of the executive’s 2022 and 2023 Performance Unit awards upon the change in control. As required by applicable disclosure rules, these values reflect a hypothetical change in control occurring on December 31, 2023.

The value of the 2022 and 2023 Performance Unit award vesting was calculated as described in footnote (4) above.
(6)
Represents the life insurance proceeds payable by a third-party insurer under the executive’s life insurance policy upon a termination of employment due to death.

(7)
Represents the aggregate premium payments that we would be required to pay to or on behalf of the applicable executive to provide continued health insurance coverage under COBRA (based on the executive’s health insurance coverage elections as of December 31, 2023) for 18 months.

CEO PAY RATIO
For 2023, our last completed fiscal year:
•
the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $72,380; and

•
the annual total compensation of our CEO, as reported in the Summary Compensation Table included above, was $8,369,679.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Based on this information, for 2023, our CEO’s annual total compensation was approximately 116 times that of the median of the annual total compensation of all of our employees (other than the CEO).
DETERMINING THE MEDIAN EMPLOYEE
Employee Population
We used our employee population data as of October 1, 2023 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 727 individuals, including 718 full-time employees, 156 employees under a collective bargaining agreement, and 9 part-time employees.
Methodology for Determining Our Median Employee
To identify the median employee from our operating office and studio property employee population, we selected gross salary, as reflected in our payroll records as reported to the Canada Revenue Agency on Form T4 for 2023, as the most appropriate measure of compensation, which was consistently applied to all of our employees included in the calculation. In identifying the median employee, we annualized the compensation of all full-time employees who were new hires in 2023 and on leave of absence in 2023.
COMPENSATION MEASURE AND ANNUAL TOTAL COMPENSATION OF MEDIAN EMPLOYEE
With respect to the annual total compensation of the employee who represents our median compensated employee, we calculated the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $72,380.
ANNUAL TOTAL COMPENSATION OF CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement.
PAY VERSUS PERFORMANCE TABLE
As required by the Securities and Exchange Commission, the following table is intended to illustrate compensation “actually paid” to our NEOs for each of the fiscal years ended December 31, 2020, 2021, 2022 and 2023, in each case, as compared to (i) our cumulative TSR performance, (ii) our peer group TSR performance, (iii) net income, and (iv) same-store cash NOI growth, the company’s selected measure. Differences in our Summary Compensation Table amounts and compensation actually paid reflect changes in the fair value of equity awards, both outstanding and vested in each year, which take into account a discount for lack of marketability or illiquidity due to post-vesting restrictions and the future performance of the Company and relative performance indices based on Monte Carlo simulations for any market-based awards.
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)(1)	Value of Initial Fixed $100 Investment Based On:
					Total Shareholder Return ($)(2)	Peer Group Total Shareholder Return ($)(3)	Net Income (in millions) ($)	Same-Store Cash NOI Growth ($)(4)
2023	$8,369,679	$9,129,334	$2,349,969	$2,628,308	$30.66	$65.66	$(170.7)	3.8%
2022	$6,790,340	$(5,665,170)	$1,997,226	$(356,855)	$30.02	$66.06	$(16.5)	2.4%
2021	$10,548,816	$9,505,900	$2,846,242	$2,547,509	$71.13	$102.50	$29.0	4.9%
2020	$9,487,250	$(1,746,873)	$3,197,016	$(297,789)	$66.61	$83.39	$16.4	0.6%

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
(1)
Reflects compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for each relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2023	Victor J. Coleman	Mark T. Lammas, Harout Diramerian, Arthur X. Suazo, Steven Jaffe and Kay L. Tidwell
2022	Victor J. Coleman	Mark T. Lammas, Harout Diramerian, Arthur X. Suazo, Steven Jaffe and Kay L. Tidwell
2021	Victor J. Coleman	Mark T. Lammas, Harout Diramerian, Arthur X. Suazo and Steven Jaffe
2020	Victor J. Coleman	Mark T. Lammas, Harout Diramerian, Alexander Vouvalides and Joshua A. Hatfield
Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:
Adjustments to Determine Compensation “Actually Paid” for PEO	2023
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for 2023	(6,192,162)
Increase based on ASC 718 Fair Value of Awards Granted during 2023 that Remain Unvested as of 2023 FY End, determined as of 2023 FY End	5,044,690
Increase based on ASC 718 Fair Value of Awards Granted during 2023 that Vested during 2023, determined as of Vesting Date	1,843,575
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of 2023 FY End, determined based on change in ASC 718 Fair Value from 2022 FY End to 2023 FY End	465,119
Increase/deduction for Awards Granted during Prior FY that Vested During 2023, determined based on change in ASC 718 Fair Value from 2022 FY End to Vesting Date	(350,539)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during 2023, determined as of 2022 FY End	(51,028)
Total Adjustments	759,655
Adjustments to Determine Compensation “Actually Paid” for Non-PEOs (Average)	2023
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for 2023	(1,199,615)
Increase based on ASC 718 Fair Value of Awards Granted during 2023 that Remain Unvested as of 2023 FY End, determined as of 2023 FY End	989,603
Increase based on ASC 718 Fair Value of Awards Granted during 2023 that Vested during 2023Y, determined as of Vesting Date	468,384
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of 2023 FY End, determined based on change in ASC 718 Fair Value from 2022 FY End to 2023 FY End	89,958
Increase/deduction for Awards Granted during Prior FY that Vested During 2023, determined based on change in ASC 718 Fair Value from 2022 End to Vesting Date	(61,283)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during 2023, determined as of 2022 FY End	(8,708)
Total Adjustments	278,339
For the fiscal year ending December 31, 2023, represents actual achievement for the 2021 PSU awards, assumes achievement of 2022 and 2023 awards based on actual performance of the Company and indices through December 31, 2023 as well as future performance of the Company and indices calculated through Monte Carlo simulation analyses by an independent third party.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
For the time-based LTIP units, fair value represents stock price at the end of each fiscal year multiplied by an illiquidity discount due to their post-vesting restrictions and a discount for book-up risk, where applicable.
The valuation assumptions used to calculate the fair values were updated as of each measurement date and will differ from those disclosed as of the grant date. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant.
(2)
Based on a fixed investment of $100 on December 31, 2019 in the Company’s stock assuming reinvestment of dividends on the ex-dividend date.

(3)
Based on a fixed investment of $100 on December 31, 2019 in the Dow Jones U.S. Real Estate Office Index, assuming reinvestment of dividends.

(4)
Same-store cash NOI growth is a non-GAAP measure. Actual results for same-store cash NOI growth are inclusive of One Westside, which was sold on December 27, 2023. Refer to Appendix A for a definition of same-store cash NOI growth reconciliation of net income to same-store cash NOI.

Tabular List of Important Financial Measures
The follow table reflects the financial measures that we have determined represent the most important financial measures used to link compensation actually paid to performance for 2023:
Most Important Financial Measures for 2023
Same-Store Cash NOI Growth
Office Same-Store Occupied
Leasing Volume
G&A to Consolidated Gross Assets
Net Debt to Annual Gross Asset Value
Accomplishment of ESG Priorities
Relative TSR vs. Nareit Equity Office REIT Index
Relationship between Compensation Actually Paid and Financial Measures
Our compensation program is designed to be aligned with our performance, with the majority of our NEOs’ compensation awarded in the form of variable performance-based pay that is tied to the achievement of financial and operational performance. Additionally, a significant portion of our NEOs’ compensation is equity-based and subjects our NEOs to the same market fluctuations as our stockholders. The above table and below graphs illustrate this alignment as follows:
•
Compensation Actually Paid vs. Same-Store Cash NOI Growth—Same-store cash NOI growth represents the largest weighting in our cash bonus program and is an important measure for the Company. Compensation Actually Paid is generally aligned with our same-store cash NOI growth results , though given that the majority of our compensation is delivered in the form of equity awards, Compensation Actually Paid is more significantly impacted by changes in our stock price.

•
Compensation Actually Paid vs. Net Income—The Company does not consider net income (loss) to be an indicator of Company performance and accordingly, it is not utilized in our compensation programs. We believe there is limited relationship, if any, between Compensation Actually Paid and net income.

•
Compensation Actually Paid vs. TSR Performance—Our TSR performance on both an absolute and relative basis directly impacts our equity awards and accordingly, as illustrated below, in years in which our TSR performance is negative, our Compensation Actually Paid also reflects negative amounts, which is a function of (i) the fact that our performance awards are fully earned only to the extent that rigorous relative TSR and absolute TSR goals are earned and (ii) the majority of our NEOs’ compensation is paid in the form of equity awards.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 regarding compensation plans under which our equity securities are authorized for issuance:
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS(1)
Equity compensation plans approved by stockholders	9,304,300(2)	—	6,116,650
Equity compensation plans not approved by stockholders	—	—	—
Total	9,304,300	—	6,116,650

(1)
Consists of the 2010 Plan.

(2)
Represents 1,013,148 shares of common stock that were subject to awards of RSUs (with performance-based RSUs included at “maximum” levels) and 8,291,152 of unvested restricted operating partnership units (with performance-based operating partnership units included at “maximum” levels).

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
COMPENSATION RISK ANALYSIS
As part of the 2023 compensation process, the Compensation Committee, in conjunction with FPC, considered the matter of risks to stockholders and to the achievement of performance objectives that may be inherent in the compensation programs. After reviewing and discussing the foregoing, it was concluded that the Company’s compensation programs are designed with an appropriate risk-reward balance in relation to the Company’s business strategy and that none of the compensation programs encourage any executive or employee to take on excessive or unnecessary risks that are reasonably likely to have a material adverse effect on the Company. The following elements of our executive compensation plans and practices were considered in evaluating whether such plans and practices encourage our executives to take unnecessary risks:
•
We evaluate performance based on a variety of business objectives, including, but not limited to, execution of capital markets strategy, expansion of asset base, sourcing and completion of accretive acquisitions, strength of balance sheet, earnings, and occupancy and leasing performance, that we believe correlate to the long-term, sustainable creation of stockholder value;

•
The most material component of equity-based executive compensation is in the form of “full-value awards,” such as Performance Units, which, as compared to stock options or other market-based equity compensation vehicles, retains some degree of value even in periods of depressed markets and thus provides executives with a baseline of value that lessens the likelihood that executives will undertake any unnecessary risks to get or keep options (or other similar vehicle) “in-the-money”;

•
In 2023, the Compensation Committee retained ultimate discretion in setting compensation and did not rely on pre-determined formulas, therefore our executives were not encouraged to take unreasonable risks to meet certain hurdles to avoid not achieving the required formulaic metric; and

•
As the most material portion of each executive’s compensation to date has been in the form of stock, our executives have significant holdings of equity in the Company, which aligns an appropriate portion of their personal wealth with our long-term performance. None of the shares of our stock or the common units of our operating partnership owned by our directors and executive officers are pledged as collateral for a loan.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
COMPENSATION COMMITTEE MATTERS
COMPENSATION COMMITTEE REPORT
The information contained in this Report of the Compensation Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.
COMPENSATION COMMITTEE
Robert L. Harris II
Ebs Burnough
Christy Haubegger
March 11, 2024

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
STOCK OWNERSHIP
PRINCIPAL STOCKHOLDERS
The following table sets forth certain information regarding the beneficial ownership of shares of our common stock and shares of common stock into which common units are exchangeable for (i) each person who is the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our directors and NEOs, and (iii) all of our directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of common stock as opposed to common units is set forth in the footnotes below.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights (as set forth above) held by that person that are exercisable as of March 22, 2024 or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. As of March 22, 2024, 141,144,592 shares of our common stock were issued and outstanding.
Unless otherwise indicated, the address of each named person is c/o Hudson Pacific Properties, Inc., 11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025.
NAME OF BENEFICIAL OWNER	NUMBER OF SHARES AND COMMON UNITS BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING COMMON STOCK(1)	PERCENTAGE OF OUTSTANDING COMMON STOCK, COMMON LTIP UNITS AND COMMON UNITS(2)
BlackRock, Inc.(3)	27,689,270	19.62%	19.12%
The Vanguard Group(4)	21,456,959	15.20%	14.82%
State Street Corporation(5)	9,328,816	6.61%	6.44%
Victor J. Coleman	2,400,238	1.70%	1.66%
Mark T. Lammas	689,294	*	*
Jonathan M. Glaser	372,203	*	*
Arthur X. Suazo	290,853	*	*
Kay L. Tidwell	225,880	*	*
Harout Diramerian	205,373	*	*
Steven Jaffe	162,131	*	*
Theodore R. Antenucci	90,475	*	*
Barry A. Sholem	81,030	*	*
Mark D. Linehan	66,111	*	*
Robert L. Harris	54,607	*	*
Andrea Wong	18,848	*	*
Christy Haubegger	11,575	*	*
Ebs Burnough	2,412	*	*
Michael Nash	—	*	*
All directors and executive officers as a group (41 persons)	5,676,793	4.02%	3.92%

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
*
Represents less than 1.0%.

(1)
Based on 141,144,592 shares of common stock outstanding as of March 22, 2024. In addition, amounts for each person assume that all common units and common LTIP units held by the person are exchanged for shares of our common stock, and amounts for all directors and executive officers as a group assume all common units and common LTIP units held by them are exchanged for shares of our common stock, in each case, regardless of when such units are exchangeable. The total number of shares of our common stock outstanding used in calculating this percentage assumes that none of the common units held by other persons are exchanged for shares of our common stock.

(2)
Based on 141,144,592 shares of common stock outstanding as of March 22, 2024 and 3,126,858 common LTIP units and 550,969 common units held by limited partners outstanding as of March 22, 2024, which units may be redeemed for cash or, at our option, exchanged for shares of our common stock. Does not include shares of common stock that may be issued upon exchange of series A preferred units of limited partnership interest in our operating partnership or upon exchange of common units into which such series A preferred units may be converted.

(3)
Based solely on Schedule 13G/A filed by BlackRock, Inc., a Delaware corporation, filed with the SEC on January 19, 2024. Of the 27,689,270 shares reported beneficially owned, either directly or through its affiliates, BlackRock, Inc. reports sole dispositive power as to 27,689,270 shares, shared dispositive power as to 0 shares, sole voting power over 26,900,474 shares and shared voting power over 0 shares. The principal address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(4)
Based solely on Schedule 13G/A filed by The Vanguard Group, Inc., a Pennsylvania corporation, filed with the SEC on February 13, 2024. Of the 21,456,959 shares reported beneficially owned, The Vanguard Group, Inc. reports sole dispositive power as to 21,135,679 shares, shared dispositive power as to 321,280 shares, sole voting power over 0 shares and shared voting power over 207,964 shares. The principal address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Based solely on Schedule 13G/A filed by State Street Corporation, filed with the SEC on January 30, 2024. Of the 9,328,816 shares reported beneficially owned, State Street Corporation reports sole dispositive power as to 0 shares, shared dispositive power as to 9,315,416 shares, sole voting power over 0 shares and shared voting power over 7,599,142 shares. The principal address for State Street Corporation is 1 Congress Street, Suite 1, Boston, MA 02114.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
RELATED-PARTY AND OTHER TRANSACTIONS INVOLVING OUR OFFICERS AND DIRECTORS
We describe below transactions and series of similar transactions, during our last fiscal year, to which we were a party or will be a party, in which:
•
The amounts involved exceeded or will exceed $120,000; and

•
Any of our directors, executive officers, holders of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements that are described under the section of this Proxy Statement captioned “Executive Compensation”.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
We have operated under our Standards of Business Conduct policy since our IPO in June 2010. As part of our Standards of Business Conduct, our directors and employees are expected to make business decisions and take actions based upon our best interests and not based upon personal relationships or benefits.
Our Board has recognized that some transactions, arrangements and relationships present a heightened risk of an actual or perceived conflict of interest and has adopted a written Amended Policy Regarding Transactions with Related Parties governing these transactions. This policy governs any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships), which involves a potential corporate opportunity, or in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any of the following persons had, has or will have a direct or indirect material interest:
•
Our directors, nominees for director or executive officers;

•
Any beneficial owner of more than 5% of any class of our voting securities;

•
Any immediate family member of any of the foregoing persons; and

•
Any entity in which any of the foregoing persons has a substantial ownership interest or control of such entity.

Directors and executive officers are required to submit to our General Counsel a description of any current or proposed transaction in advance of participating in such transaction. Our General Counsel is responsible for determining whether or not the proposed transaction is subject to our policy. If our General Counsel deems such transaction subject to our policy, she will report such transaction to the Chairperson of the Audit Committee. The Audit Committee is responsible for approving such transactions and in doing so, the Audit Committee may take into account, among other factors it deems appropriate, due inquiries of disinterested senior business leaders, disinterested directors and legal counsel.
EMPLOYMENT OF JACK HARRIS
Jack Harris, the son of Robert L. Harris II (who is an independent director) was employed by the Company in our investments department until September 29, 2023. His aggregate compensation (including salary and bonus) for the year ended December 31, 2023 of approximately $140,000 was comparable with other Company employees in similar positions.
EMPLOYMENT OF CHASE COLEMAN
The son of Victor J. Coleman (our CEO and Chairman of the Board) has been employed by the Company in our investments department since August 17, 2020. His aggregate compensation (including salary and bonus) for the year ended December 31, 2023 of approximately $211,200 was comparable with other Company employees in similar positions

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
OTHER INFORMATION
HOUSEHOLDING OF PROXY MATERIALS
Under the rules of the SEC and Maryland law, we are permitted to use a method of delivery often referred to as “householding.” Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our Annual Report and Proxy Statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for the Annual Meeting. For voting purposes, a separate proxy card will be included for each account at the shared address. We will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, or future annual reports and proxy statements, then you may contact our Investor Relations Department by: (a) mail at Hudson Pacific Properties, Inc., Attention: Investor Relations, 11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025, (b) telephone at (310) 622-1702, or (c) e-mail at IR@hudsonppi.com. You can also contact your broker, bank or other nominee to make a similar request. Stockholders sharing an address who now receive multiple copies of our Annual Report and Proxy Statement may request delivery of a single copy by contacting us as indicated above, or by contacting their broker, bank or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.
STOCKHOLDER PROPOSALS
2024 ANNUAL MEETING PROPOSALS
Our Bylaws provide that nominations of individuals for election as directors and proposals of other business to be considered at an annual meeting of our stockholders may be made only pursuant to our notice of the meeting, by or at the direction of our Board or by a stockholder who was a stockholder of record both at the time the stockholder provides the notice required by our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures set forth in, and provided the information and certifications required by, our Bylaws. We did not receive notice of any nominations or proposals to be made at the Annual Meeting within the time period required by our Bylaws or by Rule 14a-8 under the Exchange Act and our Board does not know of any matters that may properly be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement and any procedural matters relating to these proposals.
2025 ANNUAL MEETING PROPOSALS
Stockholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our General Counsel at the address set forth on the Notice of this Proxy Statement no later than November 28, 2024. Any proposal should be addressed to our General Counsel and may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our Proxy Statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.
In addition, our Bylaws currently require that we be given advance written notice of nominations for election to our Board and other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice, as well as the information and other materials required by our Bylaws, at our principal executive offices no later than 5:00 p.m. Eastern time on November 28, 2024 and no earlier than October 29, 2024 for matters to be presented at the 2024 annual meeting of our stockholders. However, in the event that the 2025 annual meeting is held before April 15, 2025 or after June 14, 2025, for notice by the

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
stockholder, and the accompanying information and other materials, to be timely it must be received no more than 150 days prior to the date of the 2025 annual meeting and not less than the close of business on the later of (a) the 120th day prior to the the date of the 2025 annual meeting or (b) the tenth day following the day on which public announcement of the date of such meeting was first made by the Company.
In addition to satisfying the foregoing requirements under the company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2025.
Stockholders are urged to authorize a proxy promptly by either electronically submitting a proxy or voting instruction card over the Internet or by telephone or by delivering to us or your broker a signed and dated proxy card.
By Order of the Board of Directors,
Kay L. Tidwell
Executive Vice President, General
Counsel, Chief Risk Officer and Secretary
Los Angeles, California
March 28, 2024
INCORPORATION BY REFERENCE
The Compensation Committee Report on Executive Compensation, the Audit Committee Report, reference to the independence of the Audit Committee members, portions of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and any information included on our Website, included or described in the preceding pages are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Exchange Act, except to the extent that we specifically incorporate such information by reference.
OTHER MATTERS
We are not aware of any other matters that may properly be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or at any adjournment or postponement thereof the proxy holders will vote on such matters in their discretion.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Where and when is the Annual Meeting?
The Annual Meeting will be held at 9:00 a.m. (PDT) on Wednesday, May 15, 2024 at 11601 Wilshire Boulevard, Ninth Floor, Los Angeles, California 90025. We have made the materials related to the Annual Meeting available to you on the Internet, or upon your request, we have delivered printed copies of these materials to you by mail. These materials were first made available or sent to you on March 28, 2024.
What is the purpose of the Annual Meeting of Stockholders?
At the Annual Meeting, stockholders will consider and vote upon the matters described in the Notice of Annual Meeting and this Proxy Statement—the election of directors, the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the advisory approval of the Company’s executive compensation. In addition, once the business of the Annual Meeting is concluded, members of management will respond to questions raised by stockholders, as time permits.
Who can attend the Annual Meeting?
All of our common stockholders of record as of the close of business on March 20, 2024, the record date for the Annual Meeting, or their duly appointed proxies, may attend the Annual Meeting. You should be prepared to present photo identification for admittance. Appointing a proxy in response to this solicitation will not affect a record stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of March 20, 2024, to gain admittance to the Annual Meeting. If your shares are held in “street name,” you will also need a duly authorized proxy from your broker, bank or other nominee to vote your shares at the Annual Meeting.
What am I voting on?
At the Annual Meeting, you may consider and vote on:
(1)
The election of 10 directors (each to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies);

(2)
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

(3)
The advisory approval of the Company’s executive compensation for the fiscal year ended December 31, 2023, as more fully described in this Proxy Statement; and

(4)
Any other business properly introduced at the Annual Meeting or any adjournment or postponement thereof.

What are the Board’s recommendations?
The Board recommends a vote:
(1)
FOR the election of each nominee named in this Proxy Statement (see Proposal No. 1);

(2)
FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (see Proposal No. 3); and

(3)
FOR the advisory approval of the Company’s executive compensation for the fiscal year ended December 31, 2023 (see Proposal No. 3).If you properly execute and return your proxy card but do not give other instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board on each of the matters listed above.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Who may vote?
You may vote if you were the record owner of shares of our common stock at the close of business on March 20, 2024, which is the record date for the Annual Meeting, or you are the duly authorized proxy of a record owner of shares of our common stock as of the record date. You are entitled to cast one vote for as many individuals as there are directors to be elected at the Annual Meeting and to cast one vote on each other matter properly presented at the Annual Meeting or any adjournment or postponement thereof for each share of common stock you owned of record as of the record date. As of the close of business on March 20, 2024, we had 141,144,592 shares of common stock outstanding.
Who counts the votes?
A representative of Computershare, Inc. will tabulate the votes, and our Executive Vice President, General Counsel, Chief Risk Officer and Secretary, Kay L. Tidwell, will act as the inspector of the election.
Is my vote confidential?
Yes, your proxy card, ballot and voting records will not be disclosed to us unless applicable law requires disclosure, you request disclosure, or your vote is cast in a contested election (which is not applicable in 2024). If you write comments on your proxy card, your comments will be provided to us, but how you voted will remain confidential.
What is quorum for the Annual Meeting?
Stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum at the Annual Meeting. No business may be conducted at the Annual Meeting if a quorum is not present.
If a quorum is not present at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to another date, time or place, not later than 120 days after the original record date of March 20, 2024, without notice other than announcement at the meeting. We may also postpone, to a date not later than 90 days after the original record date, or cancel the Annual Meeting, by making a public announcement of the postponement or cancellation before the time scheduled for the Annual Meeting.
What vote is required to approve an item of business at the Annual Meeting?
To be elected as a director (Proposal No. 1), a nominee must receive the affirmative vote of a majority of all the votes cast “for” and “against” the election of such nominee in the election of directors.
The affirmative vote of the majority of the votes cast at the meeting is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal No. 2), and to adopt the resolution regarding the advisory approval of executive compensation (Proposal No. 3).
If you are a stockholder of record as of the record date for the Annual Meeting and you properly authorize a proxy (whether by Internet, telephone or mail) without specifying voting instructions on any given matter to be considered at this Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter. If you properly execute and return your proxy card, the persons named as proxy holders will vote in their discretion on any other matter properly brought before the Annual Meeting. If you are a stockholder of record as of the record date for the Annual Meeting and you fail to authorize a proxy or attend the meeting and vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.
If you hold your shares through a broker, bank or other nominee, under the rules of the NYSE, your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a non-routine matter because the nominee lacks discretionary authority to vote the shares and the nominee has not received voting instructions from the beneficial owner. A broker non-vote is not considered a vote cast on a proposal; however, stockholders delivering a properly executed proxy indicating a broker non-vote will be counted as present for purposes of determining whether a quorum is present.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
If you hold your shares in a brokerage account, then, under NYSE rules and Maryland law:
•
With respect to Proposal No. 1 (Election of Directors), your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the election of directors.

•
With respect to Proposal No.2 (Ratification of Independent Registered Public Accounting Firm), your broker is entitled to vote your shares if no instructions are received from you.

•
With respect to Proposal No. 3 (Advisory Approval of Executive Compensation), your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

•
An abstention is not a vote cast with respect to Proposal Nos. 1, 2, or 3 and if you instruct your proxy or broker to “abstain,” it will have no effect on the vote on any such proposal. If you instruct your proxy or broker to “abstain” on any or all matters, you will still be counted as present for purposes of determining whether a quorum is present.

How do I vote?
If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your common stock is held in the name of your broker, bank or other nominee, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your common stock.
If your common stock is held in your name, there are three ways for you to authorize a proxy:
•
If you received a paper copy of the proxy materials by mail, sign and mail the proxy card in the enclosed return envelope;

•
Attending the Annual Meeting and completing and submitting a ballot;

•
Call 1-800-652-VOTE (8683); or

•
Log on to the Internet at www.investorvote.com/HPP and follow the instructions at that site. The Website address for authorizing a proxy by Internet is also provided on your notice to the Annual Meeting.

Telephone and Internet proxy authorizations will close at 11:00 p.m. (Pacific Daylight Time) on May 7, 2024. If you properly authorize a proxy, unless you indicate otherwise, the persons named as your proxies will vote your common stock: FOR the election of each of the nominees for election as directors named in this Proxy Statement; FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm; and FOR the advisory approval of the Company’s executive compensation.
If your common stock is held in the name of your broker, bank or other nominee, you should receive separate instructions from the holder of your common stock describing how to provide voting instructions.
Even if you plan to attend the Annual Meeting, we recommend that you authorize a proxy in advance as described above so that your vote will be counted if you later decide to not attend the Annual Meeting.
Can I revoke my proxy?
Yes, if your common stock is held in your name, you can revoke your proxy by:
•
Filing written notice of revocation before or at our Annual Meeting with our Executive Vice President, General Counsel, Chief Risk Officer and Secretary, Kay L. Tidwell, at Hudson Pacific Properties, Inc. 11601 Wilshire Boulevard, Ninth Floor, Los Angeles, California 90025;

•
Delivering a proxy bearing a later date before or at our Annual Meeting; or

•
Authorizing a proxy online or by telephone after your prior proxy.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
Attendance at the Annual Meeting will not, by itself, revoke a properly authorized proxy. If your common stock is held in the name of your broker, bank or other nominee, please follow the instructions provided by the record holder of your common stock regarding how to revoke your voting instructions.
What happens if additional matters are presented at the Annual Meeting?
Other than the three proposals described in this Proxy Statement, we are not aware of any business that may properly be introduced at the Annual Meeting. If any other matters are properly introduced for a vote at the Annual Meeting and if you properly authorize a proxy, the persons named as proxy holders will vote in their discretion on any such additional matters. As of the date of this Proxy Statement, our Board is not aware of any other individual who may properly be nominated for election as a director at the Annual Meeting or of any nominee who is unable or unwilling to serve as director. If any nominee named in this Proxy Statement is unwilling or unable to serve as a director, our Board may nominate another individual for election as a director at the Annual Meeting, and the persons named as proxy holders will vote for the election of any substitute nominee selected by our Board.
Who pays for this proxy solicitation?
We will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies may be solicited by mail, telephone, personal contact and electronic means and may also be solicited by directors and officers in person, by the Internet, by telephone or by facsimile transmission, without additional remuneration. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by Internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Where can I find corporate governance materials?
Our Corporate Governance Guidelines and Code of Business Conduct and Ethics and the charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are published on the Corporate Governance page of the Investors section on our Website at www.HudsonPacificProperties.com. (We are not including the other information contained on, or available through, our Website as a part of, or incorporating such information by reference into, this Proxy Statement.)

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
APPENDIX A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FUNDS FROM OPERATIONS
Non-GAAP financial measure we believe is a useful supplemental measure of our performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts. The White Paper defines FFO as net income or loss calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus the Company’s Share of real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets). The calculation of FFO includes the Company’s Share of amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs.
Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cash bonuses for certain employees.
FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
The following table presents our FFO for the years ended December 31, 2023 and December 31, 2022 and a reconciliation of net loss to FFO, excluding specified items (in thousands, except per share amounts):
	YEAR ENDED DECEMBER 31,
	2023	2022
Net loss	$(170,700)	$(16,517)
Adjustments:
Depreciation and amortization—consolidated	397,846	373,219
Depreciation and amortization—non-real estate assets	(33,389)	(23,110)
Depreciation and amortization—HPP’s share from unconsolidated real estate entities	4,779	5,322
(Gain) loss on sale of real estate	(103,202)	2,164
Loss on sale of bonds	34,046	0
Impairment loss—real estate assets	60,158	20,048
Unrealized loss on non-real estate investments	3,120	1,440
FFO attributable to non-controlling interests	(42,335)	(71,100)
FFO attributable to preferred shares and units	(20,800)	(21,043)
FFO to common stockholders and unitholders	129,523	270,423
Specified items impacting FFO:
Impairment loss—Trade name	—	8,500
Transaction-related expenses	(1,150)	14,356
Prior period net property tax adjustment—HPP’s share	(1,469)	786
Deferred tax asset valuation allowance	10,142	—
One-time gain on debt extinguishment	(10,000)	—
One-time tax impact of gain on debt extinguishment	2,751	—
FFO (excluding specified items) to common stockholders and unitholders	$129,797	$294,065
Weighted average common stock/units outstanding—diluted	144,552	145,712
FFO per common stock/unit—diluted	$0.90	$1.86
FFO (excluding specified items) per common stock/unit—diluted	$0.90	$2.02

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
NET OPERATING INCOME
We evaluate performance based upon property NOI from continuing operations. NOI is not a measure of operating results or cash flows from operating activities or cash flows as measured by GAAP and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management because when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. We calculate NOI as net income (loss) excluding corporate general and administrative expenses, depreciation and amortization, impairments, gains/ losses on sales of real estate, interest expense, transaction-related expenses and other non-operating items. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI on a cash basis is NOI adjusted to exclude the effect of straight-line rent and other non-cash adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses.
The following table reconciles net loss to NOI and same-store cash NOI (in thousands):
	YEAR ENDED DECEMBER 31,
	2023	2022
Net loss	$(170,700)	$(16,517)
Adjustments:
Loss (income) from unconsolidated real estate entities	3,902	(943)
Fee income	(6,181)	(7,972)
Interest expense	214,415	149,901
Interest income	(2,182)	(2,340)
Management services reimbursement income—unconsolidated real estate entities	(4,125)	(4,163)
Management services expense—unconsolidated real estate entities	4,125	4,163
Transaction-related expenses	(1,150)	14,356
Unrealized loss on non-real estate investments	3,120	1,440
Gain on extinguishment of debt	(10,000)	—
Loss on sale of bonds	34,046	—
(Gain) loss on sale of real estate	(103,202)	2,164
Impairment loss	60,158	28,548
Other expense (income)	6	(8,951)
Income tax provision	6,796	—
General and administrative	74,958	79,501
Depreciation and amortization	397,846	373,219
NET OPERATING INCOME	$501,832	$612,406
Non-same-store net operating income	(47,420)	(121,163)
Same-store net operating income	$454,412	$491,243
Cash-basis adjustment	15,628	(3,672)
SAME-STORE CASH NET OPERATING INCOME	$470,040	$487,571

HUDSON PACIFIC PROPERTIES, INC. Proxy Statement | 2024
HPP’S SHARE OF NET DEBT TO HPP’S SHARE OF UNDEPRECIATED BOOK VALUE
The following table reconciles total assets to HPP’s share of undepreciated book value and total unsecured and secured debt to HPP’s share of debt, net:
	YEAR ENDED DECEMBER 31,
	2023	2022
Total assets	$8,282,050	$9,319,140
Add: Accumulated depreciation	1,766,220	1,579,199
Add: Accumulated amortization	201,207	173,635
Less: Partners’ share of consolidated undepreciated book value	(1,379,305)	(1,544,646)
Less: Investment in unconsolidated real estate entities	(252,711)	(180,572)
Add: HPP’s share of unconsolidated undepreciated book value	404,442	317,058
HPP’s share of undepreciated book value	$9,021,903	$9,663,814
Total consolidated unsecured and secured debt	$3,960,067	$4,610,088
Less: Consolidated cash and cash equivalents	(100,391)	(255,761)
Consolidated debt, net	3,859,676	4,354,327
Less: Partners’ share of debt, net	(564,616)	(659,073)
HPP’s share of debt, net	$3,295,060	$3,695,254
HPP’s share of debt, net/HPP’s share of undepreciated book value	36.5%	38.2%

HudsonPacificProperties.com

2024 ANNUAL MEETING OF STOCKHOLDERS
OF HUDSON PACIFIC PROPERTIES, INC.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting to Be Held on Wednesday, May 15, 2024 at 9:00 a.m., Pacific Daylight Time
at 11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025
The Notice of Annual Meeting, Proxy Statement, 2023 Annual Report and other SEC filings are available at www.edocumentview.com/HPP.
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

HUDSON PACIFIC PROPERTIES

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

Online
Go to **www.investorvote.com/HPP** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Proxy for the 2024 Annual Meeting of Stockholders

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1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Victor J. Coleman	☐	☐	☐	02 - Theodore R. Antenucci	☐	☐	☐	03 - Ebs Burnough	☐	☐	☐
04 - Jonathan M. Glaser	☐	☐	☐	05 - Robert L. Harris II	☐	☐	☐	06 - Christy Haubegger	☐	☐	☐
07 - Mark D. Linehan	☐	☐	☐	08 - Michael Nash	☐	☐	☐	09 - Barry A. Sholem	☐	☐	☐
10 - Andrea Wong	☐	☐	☐								

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04 - Jonathan M. Glaser07 - Mark D. Linehan05 - Robert L. Harris II08 - Michael Nash03 - Ebs Burnough06 - Christy Haubegger09 - Barry A. SholemForAgainstAbstainForAgainstAbstain ForAgainstAbstain1 U P X10 - Andrea Wong01 - Victor J. Coleman02 - Theodore R. AntenucciUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03Z2DA++The Board of Directors recommends you vote “FOR” the election of each of the director A nominees named below:2. The ratification of the appointment of Ernst & Young LLP as ourindependent registered public accounting firm for the fiscalyear ending December 31, 2024.3. The advisory approval of the Company’s executivecompensation for the fiscal year ended December 31, 2023, asmore fully disclosed in the accompanying Proxy Statement.1. Election of Directors:ForAgainstAbstainPlease sign exactly as name(s) appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, pleasegive full title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below.Authorized B Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qProxy for the 2024 Annual Meeting of StockholdersForAgainstAbstainThe Board of Directors recommends you vote “FOR” Proposal Nos. 2 and 3:1234 5678 9012 345MMMMMMMMMMMMMMMMMMMMMMMM6 1 2 0 1 2MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 JNTC123456789MMMMMMMMMMMMMMMMMMM000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extIf no electronic voting,delete QR code and control #Δ ≈000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________OnlineGo to www.investorvote.com/HPPor scan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/HPPPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYou may vote online or by phone instead of mailing this card.Votes submitted electronically must bereceived by 11:00 p.m., Pacific Daylight Time,on May 14, 2024.Your vote matters – here’s how to vote!24-2768-1 C4.1 P55

2024 Annual Meeting Admission Ticket2024 Annual Meeting of Stockholders of Hudson Pacific Properties, Inc.Wednesday, May 15, 2024, 9:00 a.m., local time11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025 Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/HPPTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUDSON PACIFIC PROPERTIES, INC.The stockholder (the “Stockholder”) of Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), executing the reverse of this Proxy herebyappoints Victor J. Coleman and Mark T. Lammas, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attendthe Annual Meeting of the Stockholders of the Company to be held at 11601 Wilshire Blvd., Ninth Floor, Los Angeles, California 90025, on Wednesday, May 15, 2024at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the Stockholder all votes that the Stockholder is entitled to castat such meeting and otherwise to represent the Stockholder at the meeting with all powers possessed by the Stockholder if personally present at the meeting.The Stockholder hereby acknowledges receipt of the Notice of 2024 Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms ofeach of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.The votes entitled to be cast by the Stockholder will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votesentitled to be cast by the Stockholder will be cast “FOR” each of the nominees for director listed on the reverse of this Proxy and “FOR” proposals two andthree. The votes entitled to be cast by the Stockholder will be cast in the discretion of the Proxy holder on any other matter that may properly come beforethe meeting or any adjournment or postponement thereof or, if any of such listed nominees declines or is unable to serve, “FOR” the election of any othernominee designated by the Company’s Board of Directors.Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be Held on May 15, 2024:Hudson Pacific Properties, Inc.’s Proxy Statement and 2023 Annual Report are available at http://www.edocumentview.com/HPPProxy for the 2024 Annual Meeting of Stockholders of Hudson Pacific Properties, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.24-2768-1 C4.1 P56